                                                             Exhibit  10.5



                                                           Closing Item No. A-2
                                                                  1997A



                 AMENDED AND RESTATED INSTALLMENT SALE AGREEMENT


                                     Between


                PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT


                                       and


                         SLT REALTY LIMITED PARTNERSHIP


                          Dated as of February 1, 1997



                        (Relating to a Project situate in
                     the City of Philadelphia, Pennsylvania)

                                TABLE OF CONTENTS

                                                                             Page
                                                                             ----

I.    Background, Representations and Findings.............................   1
1.1   Background...........................................................   1
1.2   Company Representations..............................................   2
1.3   Issuer Representations and Findings..................................   3

II.   Project Facilities...................................................   4
2.1   Transfer of Project Facilities.......................................   4
2.2   Construction of Future Improvements to Project Facilities............   4
2.3   Provisions with Respect to Title.....................................   4
2.4   Administration of Contracts..........................................   5
2.5   Notices and Permits..................................................   5
2.6   Additions and Changes to the Project Facilities......................   5

III.  Financing the Project................................................   5
3.1   Issuance of Bonds; Additional Financing..............................   5
3.2   Bond Fund............................................................   6
3.3   Bonds Not to Become Arbitrage Bonds..................................   6
3.4   Restriction on Use of Bond Fund......................................   6

IV.   Sale and Purchase of the Project Facilities..........................   6
4.1   Sale and Purchase of the Project Facilities..........................   6
4.2   Security Interest....................................................   7
4.3   Payment of Purchase Price............................................   7
4.4   Acceleration of Payment to Redeem Bonds..............................   7
4.5   No Defense or Set-Off................................................   7
4.6   Settlement...........................................................   8
4.7   Assignment of Issuer's Rights........................................   8

V.    Covenants of the Company.............................................   9
5.1   Maintenance and Operation of the Project Facilities..................   9
5.2   Maintenance of Existence.............................................   9
5.3   Payment of Trustee's and Remarketing Agent's Compensation and
        Expenses...........................................................   10
5.4   Payment of Issuer's Fees and Expenses................................   10
5.5   Condemnation of Project Facilities...................................   10
5.6   Damage to Project Facilities.........................................   10
5.7   Indemnity Against Claims.............................................   11
5.8   Taxes, Other Governmental Charges and Utility Charges................   12
5.9   Insurance............................................................   13
5.10  Prohibition of Liens.................................................   13


                                       (i)

                                                                             Page
                                                                             ----
5.11  Granting of Easements................................................   14
5.12  Compliance with Laws.................................................   15
5.13  Recording Instruments................................................   15
5.14  Filing of Financing Statements.......................................   15
5.15  Notice and Certification With Respect to Bankruptcy Proceedings......   16
5.16  Continuing Disclosure................................................   16
5.17  Representations as to Environmental Matters..........................   17
5.18  Covenants as to Environmental Matters................................   17
5.19  Certain Definitions..................................................   17
5.20  Covenants of the Company with Respect to Federal Tax-Exempt Status
        of Bonds...........................................................   18
5.21  Annual Certificate of the Company....................................   19

VI.   Events of Default and Remedies.......................................   19
6.1   Events of Default; Acceleration......................................   19
6.2   Payment of Purchase Price on Default; Suit Therefor..................   21
6.3   Other Remedies.......................................................   22
6.4   Waiver...............................................................   23
6.5   Cumulative Rights....................................................   23

VII.  Miscellaneous........................................................   23
7.1   Receipt of Indenture.................................................   23
7.2   Limitation of Liability of the Issuer................................   23
7.3   Notices..............................................................   24
7.4   Severability.........................................................   24
7.5   Applicable Law.......................................................   24
7.6   Assignment...........................................................   24
7.7   Amendments...........................................................   25
7.8   Term of Agreement....................................................   25
7.9   No Warranty of Condition or Suitability by the Issuer................   25
7.10  Adjustments..........................................................   25
7.11  Zoning...............................................................   26
7.12  Company's Federal Income Taxation....................................   26
7.13  Amounts Remaining in Debt Service Fund...............................   26
7.14  Survival of Covenants, Conditions and Representations................   26
7.15  Headings.............................................................   26
7.16  Exculpatory Clause...................................................   26
7.17  Waiver of Distraint..................................................   26
7.18  Survival of Agreement................................................   27

I.    Background, Representations and Findings.............................    1
1.1   Background...........................................................    1


                                      (ii)

                                                                             Page
                                                                             ----
1.2   Company Representations..............................................    2
1.3   Issuer Representations and Findings..................................    3

II.   Project Facilities...................................................    4
2.1   Transfer of Project Facilities.......................................    4
2.2   Construction of Future Improvements to Project Facilities............    4
2.3   Provisions with Respect to Title.....................................    4
2.4   Administration of Contracts..........................................    5
2.5   Notices and Permits..................................................    5
2.6   Additions and Changes to the Project Facilities......................    5

III.  Financing the Project................................................    5
3.1   Issuance of Bonds; Additional Financing..............................    5
3.2   Bond Fund............................................................    6
3.3   Bonds Not to Become Arbitrage Bonds..................................    6
3.4   Restriction on Use of Bond Fund......................................    6

IV.   Sale and Purchase of the Project Facilities..........................    6
4.1   Sale and Purchase of the Project Facilities..........................    6
4.2   Security Interest....................................................    7
4.3   Payment of Purchase Price............................................    7
4.4   Acceleration of Payment to Redeem Bonds..............................    7
4.5   No Defense or Set-Off................................................    7
4.6   Settlement...........................................................    8
4.7   Assignment of Issuer's Rights........................................    8

V.    Covenants of the Company.............................................    9
5.1   Maintenance and Operation of the Project Facilities..................    9
5.2   Maintenance of Existence.............................................    9
5.3   Payment of Trustee's and Remarketing Agent's Compensation and
        Expenses...........................................................   10
5.4   Payment of Issuer's Fees and Expenses................................   10
5.5   Condemnation of Project Facilities...................................   10
5.6   Damage to Project Facilities.........................................   10
5.7   Indemnity Against Claims.............................................   11
5.8   Taxes, Other Governmental Charges and Utility Charges................   12
5.9   Insurance............................................................   13
5.10  Prohibition of Liens.................................................   13
5.11  Granting of Easements................................................   14
5.12  Compliance with Laws.................................................   15
5.13  Recording Instruments................................................   15
5.14  Filing of Financing Statements.......................................   15


                                      (iii)

                                                                             Page
                                                                             ----
5.15  Notice and Certification With Respect to Bankruptcy Proceedings......   15
5.16  Continuing Disclosure................................................   16
5.17  Representations as to Environmental Matters..........................   16
5.18  Covenants as to Environmental Matters................................   17
5.19  Certain Definitions..................................................   17
5.20  Covenants of the Company with Respect to Federal Tax-Exempt Status
      of Bonds.............................................................   18
5.21  Annual Certificate of the Company....................................   19

VI.   Events of Default and Remedies.......................................   19
6.1   Events of Default; Acceleration......................................   19
6.2   Payment of Purchase Price on Default; Suit Therefor..................   21
6.3   Other Remedies.......................................................   21
6.4   Waiver...............................................................   23
6.5   Cumulative Rights....................................................   23

VII.  Miscellaneous........................................................   23
7.1   Receipt of Indenture.................................................   23
7.2   Limitation of Liability of the Issuer................................   23
7.3   Notices..............................................................   23
7.4   Severability.........................................................   24
7.5   Applicable Law.......................................................   24
7.6   Assignment...........................................................   24
7.7   Amendments...........................................................   25
7.8   Term of Agreement....................................................   25
7.9   No Warranty of Condition or Suitability by the Issuer................   25
7.10  Adjustments..........................................................   25
7.11  Zoning...............................................................   25
7.12  Company's Federal Income Taxation....................................   26
7.13  Amounts Remaining in Debt Service Fund...............................   26
7.14  Survival of Covenants, Conditions and Representations................   26
7.15  Headings.............................................................   26
7.16  Exculpatory Clause...................................................   26
7.17  Waiver of Distraint..................................................   26
7.18  Survival of Agreement................................................   26


                                      (iv)

            THIS AMENDED AND RESTATED INSTALLMENT SALE AGREEMENT, dated as of February 1, 1997 (this "Agreement"), by and between THE PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT (the "Issuer") and SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Company"), provides as follows:

      I.    Background, Representations and Findings.

            1.1   Background.

                  (a) The Issuer is a public instrumentality of the Commonwealth of Pennsylvania and a body corporate and politic organized and existing under the Pennsylvania Economic Development Financing Law, Act of August 23, 1967, P.L. 251, as amended and supplemented, 73 P.S. Sections 371 et seq. (the
"Act"). Under the Act, the Issuer is authorized to enter into agreements providing for the acquisition of industrial and commercial development projects and the sale thereof to occupants for the public purposes of alleviating unemployment and maintaining employment at a high level and creating and developing employment opportunities by the acquisition and financing of industrial, commercial, manufacturing and research and development enterprises.

                  (b) The Issuer has undertaken the financing of the costs of a project (the "Project") consisting of the acquisition of certain real property and the improvements thereon fronting on Island Avenue and otherwise abutting a loop egress ramp from Interstate 95 in Philadelphia, Pennsylvania (the "Premises"), the construction and installation of certain improvements and equipment in and on the Premises (the Premises, together with such improvements and equipment being hereinafter referred to as the "Project Facilities"), and the sale of the Project Facilities to the Company for use and operation by the Company or its designee as a suite hotel. A more complete description of the Project Facilities and the Premises are set forth in Exhibit "A" attached to this Agreement. The Issuer and Philadelphia HSR Limited Partnership, a Massachusetts limited partnership ("HSR"), entered into an Installment Sale Agreement (the "Original Agreement"), dated as of October 1, 1983, for the sale of the Project Facilities to HSR on an installment basis. To finance the Project, the Issuer issued its Commercial Development Revenue Bonds (Suite Hotel Project), Series A in the aggregate principal amount of $27,275,000 (the "Prior Bonds") under a Mortgage and Trust Indenture dated as of October 1, 1983 between the Issuer and Mellon Bank, N.A. (as successor trustee to CoreStates Bank, N.A., which was successor by merger to First Pennsylvania Bank, N.A.), as trustee (the "Prior Trustee"), as amended and supplemented by a Supplemental Mortgage and Trust Indenture dated as of June 1, 1991 (collectively, the "Original Indenture") between the Issuer and the Prior Trustee.

                  (c) HSR transferred its equity interests in the Project Facilities to the Company and has assigned to the Company all of its rights, title, interests and obligations in, to and under the Original Agreement and the Original Indenture pursuant to an Assignment and Assumption Agreement dated as of June 3, 1996 between HSR and the Company.

                  (d) The Company has requested and the Issuer has proposed to provide for the current refunding of the Prior Bonds through the issuance of up to $27,820,000 aggregate principal amount of the Issuer's Commercial Development Revenue Refunding Bonds (Doubletree Guest Suites Project) Series 1997A (the "Bonds"). The Issuer and the Company intend that the interest on the Bonds will not be included in gross income under the Internal Revenue Code of 1986, as amended.

                  (e) The Issuer and First Union National Bank, as trustee (the "Trustee"), have simultaneously herewith entered into an Amended and Restated Mortgage and Trust Indenture dated as of the date hereof (the "Indenture") for the purposes of amending and restating in its entirety the Original Indenture and to provide for the issuance of and security for the Bonds.

                  (f) The Issuer has requested and SLT Realty Limited Partnership, a Delaware limited partnership (the "Guarantor"), has proposed to irrevocably and unconditionally guaranty the full and prompt payment of the principal of, interest on, and premium, if any, on the Bonds by entering into a Guaranty Agreement dated as of February 1, 1997 between the Guarantor and the Trustee.

                  (g) The Issuer and the Company hereby enter into this Agreement for the purposes of amending and restating in its entirety the Original Agreement and providing for the sale of the Project Facilities to the Company for purchase price amounts sufficient to pay the principal, interest and premium, if any, due on the Bonds.

            1.2   Company Representations.  The Company represents that:

                  (a) The Company is a limited partnership duly organized and existing in good standing under the laws of the State of Delaware, is authorized to conduct business in the Commonwealth of Pennsylvania and has full power and legal right to enter into this Agreement and perform its obligations hereunder. The making and performance of this Agreement on the Company's part have been duly authorized by all requisite action and will not violate or conflict with its Partnership Agreement or any governmental rule or regulation or with any agreement, instrument or document by which the Company or any of its properties is bound.

                  (b) The refinancing of the Project Facilities, as provided under this Agreement, will tend to promote the employment and general welfare of the residents of the City of Philadelphia and the Commonwealth of Pennsylvania by promoting the continuation and expansion of gainful employment opportunities for such residents.

                  (c) The Company intends to operate the Project Facilities as a commercial development project within the meaning of the Act.

            1.3 Issuer Representations and Findings. The Issuer hereby confirms its findings and represents that:

                  (a) The Issuer is a public body corporate and politic established in the Commonwealth of Pennsylvania pursuant to the Act, is authorized and empowered by the provisions of the constitution and laws of the Commonwealth of Pennsylvania (including the Act) and its resolutions dated January 21, 1997 and February 18, 1997, to enter into the transactions contemplated by this Agreement and to carry out its obligations hereunder. The Project Facilities constitute and will constitute a commercial development project within the meaning of the Act.

                  (b) The Company as the equitable owner of the Project Facilities is engaged in commercial activities in the Commonwealth of Pennsylvania requiring substantial capital and creating substantial employment opportunities, and its operations contribute to economic growth and the creation of employment opportunities in the Commonwealth of Pennsylvania. The Company is financially responsible to assume its obligations prescribed by this Agreement and the Act and is qualified to be a commercial occupant for purposes of the Act.

                  (c) The Project Facilities will promote the health, safety and general welfare of the people of the Commonwealth of Pennsylvania and the public purposes of the Act by alleviating unemployment and by maintaining employment at a high level and creating and developing employment opportunities in the Commonwealth of Pennsylvania.

                  (d) The Project Facilities are located wholly within the boundaries of the City of Philadelphia, Pennsylvania.

                  (e) The Project Facilities have been approved by the Pennsylvania Department of Community and Economic Development (formerly the Pennsylvania Department of Commerce) as required by the Act.

                  (f) The Project Facilities have been approved by a publicly elected local official as required by the Act, after a public hearing held upon reasonable notice.

                  (g) The issuance of the Bonds and the execution of this Agreement and the Indenture have been approved by the Issuer at a duly constituted meeting.

                  (h) Except as otherwise permitted by this Agreement, the Issuer covenants that it has not and will not pledge the income and revenues derived from this Agreement other than to secure the Bonds.

      II.   Project Facilities.

            2.1 Transfer of Project Facilities. The Company hereby grants, conveys and assigns to the Issuer and the Trustee all of the right, title and interest which it may have in and to the Project Facilities. Upon request of the Issuer or the Trustee, the Company will grant, convey and assign, or cause to be granted, conveyed and assigned, to the Issuer and the Trustee, by deed, bill of sale, lease, assignment, license, grant of easement or other appropriate instrument, such interest as it may have in the Project Facilities and such additional rights as the Issuer or the Trustee shall require in order to comply with the Act. The Company will be entitled to physical possession and control of the Project Facilities, the Premises and all machinery, equipment, improvements, fixtures and all other tangible personal property thereon, at all times prior, during and subsequent to such granting, conveyance and assignment, and will be liable at all such times for all risks, losses and damages with respect to the Project Facilities and the Premises. The Issuer and the Trustee agree that, without the prior written consent of the Company, it will not create any lien, encumbrance, charge, easement, license, covenant, reversion, condition or restriction upon the Project Facilities other than the security intended to be given under the Indenture.

            2.2 Construction of Future Improvements to Project Facilities. The Company may award contracts and purchase orders covering construction for future improvements of the Project Facilities. Any contracts and purchase orders so awarded are hereinafter called the "Contracts." Each Contract for construction will contain a valid waiver by the contractor of the right to file and maintain any mechanic's liens on the Project Facilities, which waiver shall be filed before commencement of work in the office of the Prothonotary of the City of Philadelphia. The Company will pay all sums required to complete the same to the extent that the cost thereof is not provided pursuant to the Indenture.

            2.3 Provisions with Respect to Title. Any Contracts will provide that legal title to the equipment included in the Project Facilities shall pass directly from the Contractor to the Issuer, and at no time shall legal title to any portion of the Project Facilities vest in, nor become the property of, the Company. The Company agrees that title to the Project Facilities will remain in the Issuer until settlement pursuant to Section 4.6 hereof, and that the Issuer's title to the Project Facilities shall constitute ownership and not a security interest; provided, however, that the Company alone shall be entitled to deduct all depreciation on, and take any available tax credits in respect of, the Project Facilities on the Company's income tax returns.

            2.4 Administration of Contracts. The Company will have full responsibility for preparing, administering, amending and enforcing any Contracts and litigating or settling claims thereunder, and will be entitled to all warranties, guaranties and indemnities provided under any Contracts and by law. Subject to the provisions of Section 2.6 hereof, the Company may make additions to or changes in the Project Facilities without prior consultation with the Issuer or the Trustee (as hereinafter defined).

            2.5 Notices and Permits. The Company shall give or cause to be given all notices and comply or cause compliance with all laws, ordinances, municipal rules and regulations and requirements of public authorities applying to or affecting the conduct of work on the Project Facilities, and the Company will defend and save the Issuer, its officers, members, agents and employees, harmless from all fines due to failure to comply therewith. The Company shall procure or cause to be procured all permits and licenses necessary for the prosecution of the work.

            2.6 Additions and Changes to the Project Facilities. The Company may, at its option and at its own cost and expense, at any time and from time to time, make such improvements, additions and changes to the Project Facilities as it may deem to be desirable for its uses and purposes, provided that: (i) such improvements, additions and changes shall constitute part of the Project Facilities and be subject to the liens and security interests created by the Indenture; and (ii) the Company shall not permit any removal, demolition, substitution, improvement, alteration or deterioration of the Project Facilities or any other act which would materially impair or reduce the usefulness or value thereof, or the Issuer's interest therein, or the security provided under the Indenture without the prior written consent of the Issuer and the Trustee. The Company will revise Exhibit "A" from time to time to reflect any material additions to, deletions from and changes in the Project Facilities and will notify the Issuer and the Trustee of the nature, location and estimated costs of such modifications. Upon written request of the Company, the Issuer shall give a bill of sale to the Company, and the Trustee shall execute termination statements for any filings made to perfect the security interests created by the Indenture and by Section 4.2 hereof for any chattel or fixture permanently removed from the Project Facilities by the Company.


      III.  Financing the Project.

            3.1 Issuance of Bonds; Additional Financing. In order to refinance the Project Facilities, the Issuer, upon request of the Company, will use its best efforts to issue and sell, in one or more series, $27,820,000 aggregate principal amount of its Commercial Development Revenue Refunding Bonds (Doubletree Guest Suites Project) Series 1997A.

The Bonds will be issued under and secured by the Indenture, intended to be recorded in the Department of Records in and for the City of Philadelphia prior to the recordation of this Agreement. The Company agrees that its interest in the Project Facilities and its rights hereunder are and shall be subordinate to the rights of the Trustee under the Indenture, and agrees to comply with and be bound by all of the provisions thereof that are binding upon the Issuer. The Company hereby agrees to make all payments of the Purchase Price (as defined in Section 4.3 hereof) and other amounts due hereunder to enable the Issuer to make all payments required of it under the Bonds and the Indenture. The Bonds will be payable solely from payments made by the Company pursuant to the terms hereof, or from other moneys available for such purpose under the terms of the Indenture. The net proceeds of the Bonds shall be applied pursuant to Section
3.2 hereof and Section 4.02 of the Indenture.

            3.2 Bond Fund. Upon the issuance of the Bonds, the Company will provide the Prior Trustee $1,207,356.64 which, together with the proceeds of the Bonds in the amount of $27,264,712.80, will be used to pay the principal of and accrued interest on the Prior Bonds on February 20, 1997. The Company shall deposit monies with the Trustee in the Bond Fund in amounts sufficient for the payment of Costs of issuance as provided in Section 3.04 of the Indenture.

            3.3 Bonds Not to Become Arbitrage Bonds. As provided in Article V of the Indenture, the Trustee will invest moneys held by the Trustee as directed by the Company. The Issuer and the Company hereby covenant to each other and to the holders of the Bonds that, notwithstanding any other provision of this Agreement or any other instrument, they will neither make nor instruct the Trustee to make any investment or other use of the Debt Service Fund or other proceeds of the Bonds which would cause the Bonds to be arbitrage bonds under Section 148 of the Code and the regulations thereunder, and that they will comply with the requirements of such Section and regulations throughout the terms of the Bonds. The Company shall not resell any Bonds purchased by it pursuant to Section 6.06 of the Indenture at a price in excess of the principal amount thereof unless it shall have first delivered to the Trustee an opinion of nationally recognized bond counsel satisfactory to the Trustee to the effect that such resale will not cause interest on the Bonds to become subject to Federal income tax under the Code, as then enacted and construed.

            3.4 Restriction on Use of Bond Fund. The Company shall not use or direct the use of moneys from the Bond Fund in any way, or take or omit to take any other action, so as to cause the interest on any Bonds to become subject to Federal income tax, and shall use all of the spendable proceeds of the Bonds to refund the Prior Bonds.

      IV.   Sale and Purchase of the Project Facilities.

            4.1 Sale and Purchase of the Project Facilities. The Issuer hereby agrees to sell to the Company, who hereby agrees to purchase, the Project Facilities under and subject nevertheless, to all easements, covenants, reversions, conditions and restrictions existing at the time of settlement pursuant to Section 4.6 hereof, for the Purchase Price set forth in Section 4.3 hereof.

            4.2 Security Interest. In order to secure its obligations hereunder, the Company hereby assigns, transfers, sets over and grants to the Issuer and the Trustee a security interest in all of the Company's right, title and interest which it may have in and to the Project Facilities consisting of equipment, including without limitation all equipment described in Exhibit A whether now owned or hereafter acquired by the Company, and in all fixtures, fittings, furnishings, furniture, machinery, appliances, apparatus, equipment, rents, contracts, permits, licenses, leases, income and accounts now owned or hereafter acquired by the Company and located in or on the Project Facilities, all substitutions and replacements therefor, and all proceeds thereof, including all insurance and condemnation proceeds. The terms of this Section 4.2 shall constitute a security agreement within the meaning of the Pennsylvania Uniform Commercial Code. The terms of this Section 4.2 shall not apply to any such equipment or other personal property which is now or hereafter leased by the Company or is subject to a purchase money security interest.

            4.3 Payment of Purchase Price. The Company shall pay or cause to be paid as set forth in this Section 4.3 the purchase price (the "Purchase Price") for the Project Facilities. The Purchase Price will be an amount equal to the principal or applicable redemption price of, and interest on, the Bonds. The Purchase Price shall be payable in installments which, as to amount, correspond to the payments of the principal or applicable redemption price of, and interest on, the Bonds. All such installments of the Purchase Price are to be made to the Trustee on or prior to the corresponding principal, redemption or interest payment dates of the Bonds in funds available for payment, on such Bond payment dates. If the Company fails to make any payment or fails to make any complete payment required pursuant to this Section 4.3, the Trustee shall demand payment of such deficiency or non-payment from the Guarantor under the Guaranty. Payments of the principal or applicable redemption price of and interest on the Bonds from any moneys held by the Trustee in the Debt Service Fund established under the Indenture shall constitute payments of Purchase Price on behalf of the Company.

            4.4 Acceleration of Payment to Redeem Bonds. Whenever any Bonds are subject to optional redemption pursuant to the Indenture, the Issuer will, upon receipt of written direction of the Company, direct the Trustee to call the same for redemption as provided in the Indenture. Whenever any Bonds are subject to mandatory redemption pursuant to the Indenture, the Company will cooperate with the Issuer and the Trustee in effecting such redemption.

            4.5 No Defense or Set-Off. Except as provided in Section 7.16 hereof, the obligations of the Company to make or cause to be made payments of the Purchase Price shall be absolute and unconditional without defense or set-off (except for the defense of actual payment) by reason of any default by the Issuer under this Agreement or under any other agreement between the Company and the Issuer or for any other reason, including without limitation, any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Project Facilities, commercial frustration of purpose, or failure of the Issuer to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement, it being the intention of the parties that the payments required of or on behalf of the Company hereunder will be paid in full when due without any delay or diminution whatsoever. Payments of the Purchase Price and additional sums required to be paid by or on behalf of the Company hereunder shall be received by the Issuer or its assigns as net sums and the Company agrees to pay or cause to be paid all charges against or which might diminish such net sums.

            4.6 Settlement. Settlement for the Project Facilities shall take place within 60 days after (i) the Company shall have paid or caused to be paid all amounts to be paid by or on behalf of the Company under the terms of this Agreement and (ii) the Indenture shall have been released pursuant to Section
12.01 thereof; provided that no Event of Default as defined herein has occurred and is continuing, and provided that settlement shall be held only after the Company gives 10 days prior written notice to the Issuer of said settlement, said notice to be given by the Company not later than 10 days prior to the expiration of said 60-day period. In the event the Company refuses to take and record title to the Project Facilities within the aforesaid 60-day period, the Company shall pay to the Issuer, or its agent, a service charge of $100.00 per month until such time as the Company accepts and records title to the Project Facilities. At settlement, the Issuer will convey to the Company by special warranty deed and bill of sale the Project Facilities excepting, however, any part of the Project Facilities taken by eminent domain (or conveyed by a bona fide sale in lieu thereof) during the term of this Agreement and subject, nevertheless, to all easements, covenants, reversions, conditions and restrictions, existing at the time of the conveyance to the Issuer pursuant to the Original Indenture and the Original Agreement, or thereafter created or agreed to by the Company. The Company agrees to pay all taxes, charges and costs, including but not limited to reasonable legal fees, recording fees, notary fees and any other similar fees and charges which must be paid in order to complete settlement and in connection with the conveyance of the interest of the Issuer in the Project Facilities from the Issuer to the Company hereunder and, with respect to the Indenture and any other mortgage lien created by the Issuer with the Company's consent, all mortgage satisfaction costs and fees.

            4.7 Assignment of Issuer's Rights. As security for the payment of the Bonds, the Issuer will assign to the Trustee all the Issuer's rights under this Agreement (except the rights of the Issuer under Sections 5.4 and 5.7 hereof). The Company consents to such assignment and agrees to make or cause to be made payments of the Purchase Price under Sections 4.3 and 4.4 hereof directly to the Trustee without defense or set-off by reason of any dispute between the Company and the Trustee. Whenever the Company is required to obtain the consent of the Issuer hereunder, the Company shall also obtain the consent of the Trustee.

      V.    Covenants of the Company.

            5.1   Maintenance and Operation of the Project Facilities.

                  (a) During the term of this Agreement, the Company will at its own cost and expense keep and maintain, or cause to be kept and maintained, in good repair and condition (excepting reasonable wear and tear) the Project Facilities and all additions and improvements thereto, and pay, or cause to be paid, any utility charges and other costs and expenses arising out of its use of the Project Facilities, and will maintain and cause to be operated the Project Facilities as a "commercial facility" (as defined in the Act), provided this covenant shall not require the Company to operate any portion of the Project Facilities after it is no longer economical and feasible, in the Company's judgment, to do so and shall not prevent the Company from selling all or any portion of the Project Facilities. This covenant is personal to the Company and its successors or subsidiaries and will not be binding upon purchasers of any portions of the Company's properties. The Company may from time to time enter into management agreements, franchise agreements, license agreements and other similar agreements with respect to operation of the Project Facilities, including that lease agreement with SLC Operating Limited Partnership regarding the Project Facilities.

                  (b) The Company agrees to timely pay for any improvements to the Project Facilities lawfully done or lawfully ordered to be done by any municipal, state or Federal authority and to comply in all material respects at its own cost and expense with all lawful and enforceable notices received from public authorities from and after the date hereof, which affect the Project Facilities and the use and operation thereof, other than those improvements, orders and notices, the amount, validity or application of which is at the time being contested, in whole or in part, in good faith by appropriate proceedings promptly initiated and diligently conducted.

            5.2   Maintenance of Existence.

                  (a) So long as settlement pursuant to Section 4.6 hereof has not occurred, the Company will maintain its existence and its qualification to do business in Pennsylvania, except that it may (i) admit additional general partners and limited partners, (ii) permit the withdrawal of limited partners and (iii) with the consent of the Issuer and the Trustee, permit the withdrawal of one or more of the general partners, if such partnership transfers do not have an adverse effect on the tax-exempt status of interest on the Bonds.

                  (b) In the event that Starwood Lodging Trust, a Maryland real estate investment trust, the sole general partner of the Company, liquidates or dissolves during any time when the Company is the equity owner of the Project Facilities, voluntarily or involuntarily, the Bonds will immediately be subject to redemption at the option of the Company, in whole, pursuant to the Indenture.

            5.3 Payment of Trustee's and Remarketing Agent's Compensation and Expenses. The Company will pay the Trustee's reasonable compensation and expenses under the Indenture, including all costs of redeeming Bonds thereunder, and will indemnify the Trustee, as provided in Section 9.04 of the Indenture. The Company will pay the Remarketing Agent's reasonable compensation and expenses under the Indenture, including all costs of remarketing Bonds thereunder, and will indemnify the Remarketing Agent as provided in the Remarketing Agreement.

            5.4 Payment of Issuer's Fees and Expenses. Except to the extent payment is provided from the proceeds of the Bonds, the Company will pay the Issuer's standard administration fees and all reasonable expenses, including legal and accounting fees, incurred by the Issuer in connection with the issuance of the Bonds, and the performance by the Issuer of its functions and duties under this Agreement and the Indenture. The Issuer's standard administration fees in respect of this Agreement are $41,730 (all of which has been prepaid) payable upon the execution and delivery of this Agreement, plus 1% of each payment of interest on the Bonds made pursuant to the Indenture payable at the Issuer's address hereinafter set forth at the respective times such payments of interest on the Bonds are payable.

            5.5 Condemnation of Project Facilities. In the event that the Project Facilities or a portion thereof are condemned by a third party in the exercise of the power of eminent domain (or a bona fide sale in lieu of such condemnation shall have occurred), the Company covenants that it will deposit the proceeds received from the condemnation or sale of the Project Facilities with the Trustee and if no Event of Default under the Indenture has occurred and is continuing, the Company may elect to apply the condemnation or sale proceeds to the costs of replacing the portion of the Project Facilities which is the subject of such condemnation, or, if permitted by the terms of the Bonds, to the redemption of the Bonds then Outstanding.

            5.6 Damage to Project Facilities. In the event of damage to or destruction of part or all of the Project Facilities, the Company shall either:
(i) restore the Project Facilities as nearly as practicable to their condition immediately before such damage or destruction or (ii) if permitted by the terms of the Bonds, exercise within one year of the date of such occurrence its option to request the Issuer to call the Bonds for redemption. Damage to or destruction of all or a portion of the Project Facilities, or condemnation of all or any part of the Premises, shall not terminate this Agreement, or cause any abatement of or reduction in the payments to be made by or on behalf of the Company or otherwise affect the respective obligations of the Issuer or the Company, except as set forth in this Agreement. In the event of damage to or destruction of the Project Facilities or any part thereof, the proceeds of any insurance policies required to be maintained under Section 5.9(a) hereof shall be paid to the Trustee, and if no Event of Default as defined herein or in the Indenture has occurred and is continuing, shall be applied, at the election of the Company and in the manner directed by the Company, to the repair or restoration of the portion of the Project Facilities which is the subject of such damage or destruction or, if the Company has elected to have Bonds called for redemption, as a prepayment of the Purchase Price. If the Issuer or the Company is the payee, or one of the payees, of any check or other instrument representing payment of any insurance proceeds referred to in this Section 5.6, the Issuer or Company will endorse the same to the order of the Trustee and deliver the same to the Trustee; and if the Issuer or the Company fails to do so, the Issuer and the Company hereby irrevocably authorize any officer or employee of the Trustee to endorse and deliver the same as the Issuer's or Company's attorney-in-fact.

            5.7 Indemnity Against Claims. In the exercise of the power of the Issuer and its members and officers and employees and agents hereunder including (without limiting the foregoing) the application of moneys, the investment of funds and the letting or other disposition of the Project Facilities in the event of default by the Company, neither the Issuer nor its members, officers, employees or agents shall be accountable to the Company for any action taken or omitted by it or its members or officers or employees or agents in good faith and believed by it or them to be authorized or within the discretion or rights or powers conferred. The Issuer, its officers, members, employees and agents shall be protected in its or their acting upon any paper or document believed by it or them to be genuine, and it or they may conclusively rely upon the advice of counsel and may (but need not) require further evidence of any fact or matter before taking any action. No recourse shall be had by the Company for any claims based thereon or under the Indenture against any member or officer of the Issuer alleging personal liability on the part of such person unless such claims are based upon the bad faith, fraud or deceit of such person. The Company will indemnify and hold harmless the Issuer and each member, officer, employee and agent of the Issuer against any and all claims, losses, damages or liabilities, joint and several, to which the Issuer or any member or officer or employee or agent of the Issuer may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of the Project or the Project Facilities or are based upon other alleged acts or omissions in connection with the Project or the Project Facilities by the Issuer unless the losses, damages or liabilities arise from bad faith, fraud or deceit of the member, officer, employee or agent of the Issuer to be indemnified. In the event any claim is made or action brought against the Issuer, or any member, officer, employee or agent of the Issuer, except for claims or actions brought which arise from malfeasance or nonfeasance in office, bad faith, fraud or deceit, the Issuer may direct the Company to assume the defense of the claim and any action brought thereon (if the Issuer gives the Company written notice of such direction within ten (10) days of the institution of such claim or action) and pay all reasonable expenses (including attorney's fees) incurred therein; or the Issuer may assume the defense of any such claim or action, the reasonable cost (including attorney's fees) of which shall be paid by the Company upon written request of the Issuer to the Company; provided, however, the counsel selected by the Issuer to conduct such defense shall be approved by the Company which approval shall not be unreasonably withheld, and further provided that the Company may engage its own counsel to participate in the defense of any such action if such engagement does not give rise to a conflict of interest involving such counsel. The defense of any such claim shall include the taking of all actions necessary or appropriate thereto. Any claim for indemnification hereunder shall be by written notice.

            5.8 Taxes, Other Governmental Charges and Utility Charges. The Company shall pay, or cause to be paid, as the same respectively become due, all taxes, assessments, whether general or special, and governmental charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the Project Facilities, including any equipment or related property installed or brought by the Company therein or thereon (including, without limiting the generality of the foregoing, any taxes levied upon or with respect to the revenues or income of the Issuer from the Project), and all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project Facilities; provided, that with respect to special assessments or other governmental charges that lawfully may be paid in installments over a period of years, the Company shall be obligated to pay only such installments as are required to be paid during the term hereof. If the Project Facilities are not taxed because of any interest the Issuer may have in respect thereof, the Company shall pay to the political subdivisions in which the Project Facilities are located an amount equal to the taxes that would be otherwise due and payable, except to the extent all or a portion of the Project Facilities are benefited by any real estate tax abatement ordinance or program. Such amounts in lieu of taxes shall be payable by the Company directly to the political subdivisions in which the Project Facilities are located. The Company may, at its expense, in good faith contest any such taxes, assessments and other charges and, in the event of any such contest (and the Issuer will cooperate in such contest [but at no expense to the Issuer] if legally required or reasonably helpful to do so), may permit the taxes, assessments or other charges so contested to remain unpaid during the period of such contest and any appeal therefrom, unless the Issuer or the Trustee shall notify the Company that, in the opinion of counsel, by nonpayment of any such items the lien of the Indenture will be materially endangered or the Project Facilities or any part thereof will be subject to loss or forfeiture, in which event such taxes, assessments or charges shall be paid promptly. The Company shall not use, as a basis for contesting any tax, assessment or charge, the fact that legal title to the Project Facilities is held by a body of governmental or quasi-governmental status. The Issuer will cooperate fully with the Company in any such contest. The Company also agrees to comply at its own cost and expense with all notices received from public authorities from and after the date hereof. Except in the case where the Company shall be contesting its obligation to pay any of the foregoing items pursuant to the terms of this Section, in the event that the Company shall fail to pay any of the foregoing items required by this Section to be paid by the Company, the Issuer or the Trustee may (but shall be under no obligation to), after ten (10) days prior written notice to the Company of its intent to do so, pay the same and any amounts so advanced therefor by the Issuer or the Trustee shall become an additional obligation of the Company to the one making the advancement, which amounts, together with interest thereon at the rate of 15% per annum from the date thereof, the Company agrees and covenants to pay.

            5.9   Insurance.

                  (a) During the time that any Bonds are outstanding, the Company shall at its own cost and expense:

                        (1) Insure the Project Facilities for any peril included within the classification "fire and extended coverage", or, during the period of any construction on the Premises, "builder's risk coverage" in an amount equal to its insurable value, subject to deductions of not more than $10,000, including standard mortgagee clauses in favor of the Trustee and naming the Issuer and the Company as insureds as their respective interests may appear and naming the Trustee as the sole loss payee. The Company shall have full authority to adjust and settle claims and shall pay any fees or costs incident thereto.

                        (2) Maintain comprehensive general liability insurance which names the Issuer and the Trustee as the insureds, for the benefit of the Issuer as well as the Company, and excess liability insurance of $2,000,000 per occurrence and $5,000,000 aggregate coverage. The Company shall have full authority to adjust and settle claims and shall pay any fees or costs incident thereto.

                  (b) The Company shall require that any contractor employed for construction of any improvements to the Project Facilities provide comprehensive general liability coverage and worker's compensation coverage in amounts customarily carried by contractors with respect to such construction.

                  (c) The insurance policies or endorsements shall cover the entire Project Facilities and shall provide that the coverage will not be reduced or cancelled without 30 days prior written notice to the Issuer and the Trustee. The Company shall provide the Issuer and the Trustee with certificates from the insurers at such times as may be necessary to show that insurance is being maintained as required by this Section 5.9.

            5.10 Prohibition of Liens. The Company shall not create or suffer to be created by any other person any lien or charge upon the Debt Service Fund, the Project

Facilities or any part thereof or upon the rents, contributions or charges or receipts or revenues therefrom other than in favor of the Issuer or the Trustee; provided, that nothing in this Agreement shall limit the right of the Company to enforce payments from the Debt Service Fund pursuant to Section 4.03 of the Indenture; provided, further that the Company may grant a subordinate mortgage and/or security agreement upon its interest in the Project Facilities or any part thereof to secure any loans it may hereafter obtain. Upon the request of the Company, the Issuer agrees to execute a joinder to any such mortgage and/or security agreement to subject its interest in the Project Facilities to the lien thereof; provided, however, that the Issuer shall not incur any personal liability or be required to execute any evidence of indebtedness in connection therewith. The Company further agrees to pay or cause to be discharged or make adequate provision to satisfy and discharge, within 60 days after the same shall become due, any such lien or charge and also all lawful claims or demands for labor, materials, supplies or other charges which, if unpaid, might be or become a lien upon the Debt Service Fund, the Project Facilities or any part thereof or the revenues or income therefrom; provided, however, that nothing in this
Section 5.10 shall require the Company to pay or cause to be discharged or make provision for any such lien or charge so long as the validity thereof shall be contested in good faith and so long as the Project Facilities or any part thereof are not subject to loss or forfeiture. The Issuer shall cooperate with the Company in any such contest conducted at the Company's expense.

            5.11 Granting of Easements. If no Event of Default under this Agreement has occurred and is continuing, the Company may, notwithstanding anything contained in this Agreement to the contrary, at any time or times, grant easements, licenses, rights of way and other rights or privileges in the nature of easements with respect to any property included in the Project Facilities, free from the lien of this Agreement, or release or amend existing easements, licenses, rights of way and other rights or privileges, all with or without consideration and upon such terms and conditions as the Company shall determine, and the Issuer agrees that it will execute and deliver any instrument necessary or appropriate to confirm and grant, release or amend any such easement, license, right of way or other right or privilege, upon receipt by the Issuer and the Trustee of:

                  (a) A copy of the instrument of grant, release, or amendment in form satisfactory to the Issuer and the Trustee;

                  (b) A written application signed by the Company requesting such instrument; and

                  (c) A certificate executed by the Company, and such other persons as the Issuer and the Trustee may reasonably require, stating that such grant, release or amendment is not detrimental to the proper conduct of the business of the Company, and that such grant, release or amendment will not impair the effective use or interfere with the efficient and economical operation of the Project Facilities and will not in any material respect weaken, diminish or impair the security intended to be given by or under the Indenture.

If the instrument of grant shall so provide, any such easement or right and rights of such other parties thereunder shall be superior to the rights of the Issuer under this Agreement and shall not be affected by any termination of this Agreement or default on the part of the Company hereunder. If no Event of Default has occurred and is then continuing, any payments or other consideration received by the Company for any such grant shall be and remain the property of the Company but, if an Event of Default has occurred and is then continuing, all rights then existing of the Company with respect to or under such grant, shall inure to the benefit of and be exercisable by the Issuer and the Trustee. Nothing in this Agreement shall diminish the respective rights of the Trustee under the Indenture, including without limitation, the right to prohibit the granting of easements without their prior written consent if such prior consent is reserved.

            5.12 Compliance with Laws. With respect to the Project Facilities and any additions, alterations or improvements thereto, the Company will at all times comply in all material respects with all applicable requirements of Federal, state and local laws and with all applicable lawful requirements of any agency, board, or commission created under the laws of the Commonwealth of Pennsylvania or of any other duly constituted public authority, and will use, and permit the use of, the Project Facilities only for such purposes as are lawful under the Act; provided, however, that the Company shall be deemed in compliance with this Section 5.12 so long as it is contesting in good faith any such requirement by appropriate legal proceedings.

            5.13 Recording Instruments. This Agreement (or a memorandum hereof) shall be recorded in the Department of Records in and for the City of Philadelphia, Pennsylvania and in such other place or places as may be required by law at the expense of the Company, it being the intention of the parties hereto that the Indenture shall first be recorded and that this Agreement (or a memorandum hereof) shall be recorded immediately after the Indenture.

            5.14 Filing of Financing Statements. The Company shall at its own expense cause financing statements under the Pennsylvania Uniform Commercial Code to be filed in the places required by law in order to perfect the security interests created by Section 4.2 hereof, naming the Issuer as first secured party and the Trustee as its assignee. From time to time, as reasonably requested by the Trustee, the Company shall furnish to the Trustee an opinion of counsel setting forth what actions, if any, should be taken by the Company or the Trustee to preserve such security interest in favor of the Trustee, and the right, title and interest of the Trustee in and to the trust estate created under the Indenture. The Company shall execute and file or cause to be executed and filed all further instruments as shall be required by law or reasonably required by the Trustee to preserve such security interest, and shall furnish satisfactory evidence to the Trustee of the filing and refiling of such instruments.

            5.15 Notice and Certification With Respect to Bankruptcy Proceedings. The Company shall promptly notify the Trustee of the occurrence of any of the following events and shall keep the Trustee informed of the status of any petition in bankruptcy filed (or bankruptcy or similar proceeding otherwise commenced) against the Company and/or the Guarantor: (i) application by the Company and/or the Guarantor for or consent by the Company and/or the Guarantor to the appointment of a receiver, trustee, liquidator or custodian or the like of itself or of its property, or (ii) admission by the Company and/or the Guarantor in writing of its inability to pay its debts generally as they become due, or (iii) general assignment by the Company and/or the Guarantor for the benefit of creditors, or (iv) adjudication of the Company and/or the Guarantor as a bankrupt or insolvent, or (v) commencement by the Company and/or the Guarantor of a voluntary case under the United States Bankruptcy Code or filing by the Company and/or the Guarantor of a voluntary petition or answer seeking reorganization of the Company and/or the Guarantor, an arrangement with creditors of the Company and/or the Guarantor or an order for relief or seeking to take advantage of any insolvency law or filing by the Company and/or the Guarantor of an answer admitting the material allegations of an insolvency proceeding, or action by the Company and/or the Guarantor for the purpose of effecting any of the foregoing, (vi) if without the application, approval or consent of the Company and/or the Guarantor, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Company and/or the Guarantor an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or the like of the Company and/or the Guarantor or of all or any substantial part of its assets, or other relief in respect thereof under any bankruptcy or insolvency law.

            5.16 Continuing Disclosure. The Company hereby covenants and agrees that it will comply with and carry out all the provisions of the Continuing Disclosure Agreement. Notwithstanding any other provision of this Agreement, failure by the Company to comply with the Continuing Disclosure Agreement shall not be considered an Event of Default hereunder; however, the Trustee may (and, at the direction of the Registered Owners (as defined in the Continuing Disclosure Agreement) of at least 25% in aggregate principal amount of the Bonds Outstanding, shall) or any Registered Owner of Bonds (as defined in the Continuing Disclosure Agreement) may take such actions as may be necessary and appropriate, including seeking specific performance by court order, to cause the Company to comply with its obligations under this Section 5.16, but only to the extent that the Trustee receives indemnity satisfactory to it for costs, expenses and any other liabilities.

            5.17  Representations as to Environmental Matters.

                  (a) The Company is in compliance with all applicable Environmental Laws relating to the Project Facilities, except for matters which, individually or in the aggregate, could not have a Material Adverse Effect.

                  (b) The Company has all Environmental Approvals necessary or desirable for the ownership and operation of the Project Facilities as presently operated except for matters which, individually or in the aggregate, could not have a Material Adverse Effect.

                  (c) To the best of the Company's knowledge, there is no Environmental Claim pending or threatened, nor are there any past or present acts, omissions, events or circumstances that could form the basis of any Environmental Claim, against the Company except for matters which, individually or in the aggregate, could not have a Material Adverse Effect.

                  (d) The Project Facilities are not an Environmental Cleanup Site.

            5.18 Covenants as to Environmental Matters. The Company hereby covenants and agrees that:

                  (a) The Company will comply with all applicable Environmental Laws relating to the Project Facilities, except for matters which, individually or in the aggregate, could not have a Material Adverse Effect.

                  (b) Promptly upon becoming aware of any Environmental Claim pending or threatened against the Company and relating to the Project Facilities, or any past or present acts, omissions, events or circumstances that could form the basis of such Environmental Claim, which if adversely resolved, individually or in the aggregate, could have a Material Adverse Effect, the Company shall give the Trustee notice thereof, together with a written statement of an authorized officer of the Company setting forth the details thereof and any action with respect thereto taken or proposed to be taken by the Company.

            5.19 Certain Definitions. In addition to the terms defined in the recitals, as used herein:

            "Environmental Approvals" shall mean any governmental action pursuant to or required under any Environmental Law.

            "Environmental Claim" shall mean, with respect to any person, any action, suit, proceeding, investigation, notice, claim, complaint, demand, request for information or other written communication by any other person (including any governmental authority or citizens group) alleging, asserting or claiming any actual or potential: (a) violation of any Environmental Law, (b) liability under any Environmental Law or (c) liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, fines or penalties arising out of, or based on, or resulting from, the presence or release into the environment of any Environmental Concern Materials at the Project Facilities.

            "Environmental Cleanup Site" shall mean any location which is listed or proposed for listing on the National Priorities List, on CERCLIS or on any other similar state list of sites requiring investigation or cleanup, or which is the subject of any pending or threatened action, suit, proceeding or investigation relating to or arising from any alleged violation of any Environmental Law.

            "Environmental Concern Materials" shall mean (a) any flammable substance, explosive, radioactive material, hazardous material, hazardous waste, toxic substance, solid waste, pollutant, contaminant or any related material, raw material, substance, product or by-product of any substance specified in, or regulated or otherwise affected by, any "Environmental Law", (b) any toxic chemical or other substance from or related to industrial, commercial or institutional activities, and (c) asbestos, gasoline, diesel fuel, motor oil, waste and used oil, heating oil and other petroleum products or compounds, polychlorinated biphenyls, radon and urea formaldehyde.

            "Environmental Law" shall mean any law, whether now existing or subsequently enacted, relating to: (a) pollution or protection of the environment, including natural resources, (b) exposure of persons, including but not limited to employees, to Environmental Concern Materials, (c) protection of the public health or welfare from the effects of products, by-products, wastes, emissions, discharges or releases of Environmental Concern Materials, or (d) regulation of the manufacture, use or introduction into commerce of Environmental Concern Materials including their manufacture, formulation, packaging, labeling, distribution, transportation, handling, storage or disposal. "Environmental Law" shall also include Environmental Approvals and the terms and conditions thereof.

            "Material Adverse Effect" shall mean a material adverse effect on the business, operations, condition (financial or otherwise) or prospects of the Company.

            5.20 Covenants of the Company with Respect to Federal Tax-Exempt Status of Bonds. It is the intention of the parties hereto that the interest on the Bonds be and remain excluded from gross income for federal income tax purposes, and, to that end, the Company does hereby covenant with the Issuer, the Trustee and each of the holders of any Bonds, as follows:

                  (a) that it will not cause or permit the proceeds of the Bonds or the Project Facilities to be used in a manner which will cause the interest on the Bonds to lose the exemption from federal income taxation conferred by
Section 103 of the Code and Section 103 of the 1954 Code;

                  (b) that so long as the Bonds are outstanding, it will fully comply with all effective rules, rulings and regulations promulgated by the Department of Treasury or the Internal Revenue Service with respect to the Bonds issued under Section 103 of the Code and Section 103 of the 1954 Code so as to maintain the tax-exempt status of the interest payable on the Bonds;

                  (c) that it will make no change in the Project Facilities which would result in the Project Facilities not being an exempt airport facility within the meaning of Section 103(b)(4)(D) of the 1954 Code;

                  (d) that it shall not directly or indirectly use or permit the use (including the making of any investment) of any proceeds of the Bonds or any other funds of the Issuer or the Company, or take or omit to take any action, that would cause the Bonds to be "arbitrage bonds" within the meaning of Section 148(a) of the Code; and

                  (e) that it shall calculate or cause to be calculated and shall pay or cause to be paid to the Untied States any arbitrage rebate at such times as required under the Code.

            5.21 Annual Certificate of the Company. The Company shall provide the Trustee with a certificate certifying, to the best of the Company's knowledge, whether an Event of Default under this Agreement has occurred within the preceding calendar year. The Company shall provide the Trustee with such certificate within thirty days of the end of each calendar year at the address of the Trustee provided in Section 7.03 hereof or at such other address as the Trustee shall provide.

      VI.   Events of Default and Remedies.

            6.1 Events of Default; Acceleration. Each of the following events is hereby defined as, and is declared to be and to constitute, an "Event of Default":

                  (a) failure by the Company to make or cause to be made any payment of Purchase Price in respect of principal or redemption price of the Bonds required to be made under Section 4.3 or 4.4 hereof in accordance with the conditions set forth in such Section on or before the date and time such payment is due; or

                  (b) failure by the Company to make or cause to be made any payment of the Purchase Price in respect of interest or premium on the Bonds required to be made under Section 4.3 or 4.4 hereof in accordance with the conditions set forth in such Section on or before the date and time such payment is due; or

                  (c) failure by the Company to observe and perform any other covenant, condition or agreement on its part to be observed or performed under this Agreement for a period of 60 days after written notice, specifying such failure and requesting that it be remedied, is given to the Company by the Issuer or the Trustee; provided, that if such failure is of such nature that it can be corrected, but not within such period, the same shall not constitute an Event of Default so long as the Company institutes corrective action within such 60-day period and is diligently pursuing the same; or

                  (d) failure by the Guarantor to make or cause to be made any payment of Purchase Price in respect of principal or redemption price of the Bonds required to be made under the Guaranty in accordance with the conditions set forth in the Guaranty on or before the date and time such payment is due; or

                  (e) failure by the Guarantor to make or cause to be made any payment of the purchase price of the Bonds equal to the principal amount thereof plus accrued interest thereon upon mandatory purchase on a Purchase Date pursuant to the terms of the Indenture; or

                  (f) failure by the Guarantor to observe and perform any other covenant, condition or agreement on its part to be observed or performed under the Guaranty for a period of 60 days after written notice, specifying such failure and requesting that it be remedied, is given to the Guarantor by the Issuer or the Trustee; provided, that if such failure is of such nature that it can be corrected, but not within such period, the same shall not constitute an Event of Default so long as the Guarantor institutes corrective action within such 60-day period and is diligently pursuing the same; or

                  (g) for any reason the Bonds become due and payable by acceleration in accordance with the terms thereof;

then and in each and every such case the Trustee, as assignee of the Issuer, by notice in writing to the Company, may (and shall in the case of an Event of Default described in clause (g) of this Section ) declare all sums which the Company is obligated to pay under this Agreement to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Agreement contained to the contrary notwithstanding.

            In case the Trustee shall have proceeded to enforce any right under this Agreement and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Issuer or the Trustee, then and in every such case the Company, the Issuer and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Issuer and the Trustee shall continue as though no such proceeding had been taken.

            6.2   Payment of Purchase Price on Default; Suit Therefor.

                  (a) Subject to the provisions of Section 7.16 hereof, the Company covenants that, in case default shall be made in the payment of any sum payable by or on behalf of the Company under Section 4.3 or 4.4 of this Agreement as and when the same shall become due and payable, whether at maturity or by acceleration or otherwise -- then, upon demand of the Trustee, the Company will pay or cause to be paid to the Issuer or its assignee the whole amount of the Purchase Price that then shall have become due and payable under such Sections ; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to its assignee, its agents, attorney and counsel, and any expenses or liabilities incurred by the Issuer or the Trustee other than through its gross negligence or bad faith. In case the Company shall fail forthwith to pay or cause to be paid such amounts upon such demand, the Issuer or its assignee shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company and collect in the manner provided by law out of the Project Facilities the moneys adjudged or decreed to be payable.

                  (b) In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company under the Federal bankruptcy laws or any other applicable law, or in case a receiver or trustee shall have been appointed for the benefit of the creditors or the property of the Company or in the case of any other similar judicial proceedings relative to the Company, or to the creditors or property of the Company, the Trustee shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of the Purchase Price, including interest owing and unpaid in respect thereof, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Issuer or the Trustee allowed in such judicial proceedings relative to the Company, its creditors, or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized to make such payments to Issuer or the Trustee, and to pay to Issuer or the Trustee any amount due it for compensation and expenses, including reasonable counsel fees incurred by it up to the date of such distribution.

            6.3 Other Remedies. The Trustee shall be entitled to any one or more of the following remedies:

                  (a) The Company shall upon demand of the Trustee surrender forthwith the possession of the Project Facilities, and it shall be lawful for the Trustee, by such officer or agent as it may appoint, to take possession of all or any part of the Project Facilities together with the books, papers and accounts of the Company located at the Project Facilities and pertaining thereto, and to hold, operate and manage the same, and from time to time make such repairs and improvements as the Trustee shall deem wise.

                  (b) The Trustee may lease the Project Facilities or any part thereof, in the name and for the account of the Company, receive and sequester the rents, revenues, issues, earnings, income, products and profits therefrom, collect rentals and enforce all other remedies of the Company under any existing leases for any part of the Project Facilities, and apply such receipts and any moneys received from any receiver of any part of the Project Facilities to the payment of the Company's obligations hereunder, and, subject to Section 7.16 hereof, the Company shall remain liable for any deficiency in the payment of such obligations after the application of such receipts and moneys.

                  (c) The Trustee may terminate this Agreement and resell the Project Facilities at a private or public sale, after giving the notice set forth in Section 6.3(e) below, and the moneys collected under such resale will be applied to the payment of the Company's obligations hereunder, and, subject to Section 7.16 hereof, the Company shall remain liable for any deficiency in the payment of its obligations under this Agreement after the application of such proceeds.

                  (d) The Trustee may take whatever action may be available at law or in equity as may appear necessary or desirable to collect the Purchase Price and any other amounts payable by the Company hereunder, or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

                  (e) The Trustee shall be entitled to all the rights and remedies available from time to time under the Pennsylvania Uniform Commercial Code as secured party in respect of the property subject to the security interest created under Section 4.2 hereof, including without limitation the right to take possession of such property and foreclose or otherwise realize upon any of such property and to dispose of any of such property at public or private sale(s) or other proceedings without advertisement or notice except as required by law (it being understood that notice of any intended public or private sale or other disposition shall be deemed to have been reasonably made if delivered or mailed, postage prepaid, to the Company at the address of the Company maintained with the records of the Trustee at least fifteen days prior to the date of public sale or the date after which the private sale or other disposition is to be consummated), and the Company agrees that the Trustee or its nominee may become the purchaser at any such sale(s), the proceeds of such sale to be applied as provided in subparagraph (f) of this Section.

                  (f) Any moneys received by the Issuer under this Section 6.3 shall be paid to its assignee and applied pursuant to the provisions of Section
8.11 of the Indenture.

No action taken pursuant to this Section 6.3 (including repossession of the Project Facilities or termination of this Agreement) shall relieve the Company or the Guarantor from their respective obligations pursuant to Sections 4.3, 4.4 and 6.2 hereof, all of which shall survive any such action. Notwithstanding the preceding sentence, the obligations of the Company under this Agreement shall be limited as provided in Section 7.16 hereof.

            6.4 Waiver. The Company hereby waives and relinquishes the benefits of any present or future law exempting the Project Facilities from attachment, levy or sale on execution, or any part of the proceeds arising from the sale thereof, and all benefit of stay of execution or other process.

            6.5 Cumulative Rights. No remedy conferred upon or reserved to the Issuer or its assignee by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No waiver by the Issuer or its assignee of any breach by the Company of any of its obligations, agreements or covenants hereunder shall be a waiver of any subsequent breach, and no delay or omission to exercise any right or power shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

      VII.  Miscellaneous.

            7.1 Receipt of Indenture. The Company hereby acknowledges that it has received an executed copy of the Indenture and is familiar with its provisions, and agrees that it will take all such actions as are required or contemplated of it under the Indenture to preserve and protect the rights of the Trustee and of the Bondholders thereunder and that it will not take any action which would cause a default thereunder. It is agreed by the Company and the Issuer that any redemption of Bonds prior to maturity shall be effected as provided in the Indenture.

            7.2 Limitation of Liability of the Issuer. In the event of any default by the Issuer hereunder, the liability of the Issuer to the Company shall be enforceable only out of its interest in the Project Facilities and under this Agreement and there shall be no other recourse for damages by the Company against the Issuer, its officers, members, agents and employees, or any of the property now or hereafter owned by it or them.

            7.3 Notices. Notice hereunder shall be effective upon receipt and shall be given by personal service or by certified or registered mail, return receipt requested, to:

            The Issuer        -     Philadelphia Authority For
                                    Industrial Development
                                    2600 Centre Square West
                                    1500 Market Street
                                    Philadelphia, Pennsylvania 19102
                                    Attn:  Chairman

            The Company or    -     SLT Realty Limited Partnership
            Guarantor               c/o Starwood Lodging Trust
                                    2231 East Camelback Road
                                    Suite 410
                                    Phoenix, Arizona 85016
                                    Attn: Chief Financial Officer

            The Trustee       -     First Union National Bank
                                    123 South Broad Street
                                    Philadelphia, Pennsylvania 19109
                                    Attn:  Corporate Trust Administration

            Any notices to the Issuer or the Company hereunder shall be effective only if copies have been sent in a similar manner to the Trustee.

            7.4 Severability. If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be liberally construed in favor of the Issuer or its assignee in order to effect the provisions of this Agreement.

            7.5 Applicable Law. This Agreement shall be deemed to be a contract made in Pennsylvania and governed by Pennsylvania law.

            7.6 Assignment. The Company shall not assign this Agreement or any interest of the Company herein, either in whole or in part, except with the prior written approvals of the Issuer and the Trustee (which approvals shall be given if the following conditions are fulfilled: (i) the assignee assumes in writing all of the obligations of the

Company hereunder; (ii) neither the validity nor the enforceability of this Agreement shall be adversely affected by such assignment; (iii) the Project Facilities shall continue in the opinion of nationally-recognized bond counsel to be a "project" as such term is defined in the Act after such assignment; (iv) such assignment shall not, in the opinion of nationally recognized bond counsel, have an adverse effect on the tax-exempt status of the Bonds; and (v) such assignment shall be approved by the Issuer which approval shall not be unreasonably withheld if the proposed assignee is of good character and integrity. No change in the composition of the general or limited partners of the Company permitted under Section 5.2 hereof shall be deemed an assignment for purposes of this Section 7.6.

            This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns, and the terms "Issuer" and "Company" shall, where the context requires, include the parties and their respective successors and assigns and any entity resulting from any acquisition, merger, consolidation, dissolution or other change in the corporate form of the Issuer or the Trustee.

            7.7 Amendments. This Agreement may not be amended except by an instrument in writing signed by the Issuer and the Company and, if such amendment occurs after the issuance of any of the Bonds, consented to by the Trustee as authorized by Section 11.03 of the Indenture.

            7.8 Term of Agreement. This Agreement and the respective obligations of the parties hereto shall be in full force and effect from the date hereof until (i) the principal or redemption price of, and premium, if any, and all interest on, the Bonds shall have been paid, or provision for such payment shall have been made pursuant to the term of the Indenture, (ii) the Indenture shall have been released pursuant to Section 12.01 thereof, and (iii) the Company and the Issuer shall have satisfied their respective obligations under Section 4.6 hereof.

            7.9 No Warranty of Condition or Suitability by the Issuer. The Issuer makes no warranty, either express or implied, as to the condition of the Project Facilities or any part thereof or that they will be suitable for the Company's purposes or needs. The Company acknowledges and agrees that the Issuer is not a dealer in property of such kind, and that the Issuer has not made, and does not hereby make any representation or warranty or covenant, except as otherwise set forth herein, with respect to the condition or suitability of the Project Facilities in any respect or in connection with or for the purposes and uses of the Company, or any representation or warranty or covenant of any kind or character, express or implied, with respect thereto.

            7.10 Adjustments. The Company agrees to pay all charges and costs which are required and whenever required in connection with the Issuer's acquisition of the Project Facilities and in connection with the conveyance of the Project Facilities from the Issuer to the Company. The Company agrees that the Issuer shall not be responsible for any inaccuracies in any settlement sheet in connection with the foregoing.

            7.11 Zoning. The Issuer makes no representations as to the zoning of the Premises.

            7.12 Company's Federal Income Taxation. Consistent with the terms and conditions of this Agreement, the Issuer agrees that the Company shall be deemed the owner of the Project Facilities for Federal income tax purposes and further agrees to cooperate fully with the Company in obtaining favorable Federal income tax treatment of this sale and the Project Facilities subject hereto. For such purposes, the parties acknowledge their intent to create a valid installment purchase agreement herein, with legal title to the Project Facilities held by Issuer prior to transfer of such title to Company upon completion of its obligations hereunder.

            7.13 Amounts Remaining in Debt Service Fund. It is agreed by the parties that any amounts remaining in the Debt Service Fund or any other fund established under the Indenture, after payment in full of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture) and of the fees, charges and expenses of the Trustee and the Issuer in accordance with the Indenture, shall, upon release of the Indenture pursuant to Section 12.01 thereof, be paid to the Company by the Trustee as overpayment of the Purchase Price.

            7.14 Survival of Covenants, Conditions and Representations. All covenants, conditions and representations of the Company contained herein which, by nature, impliedly or expressly involve performance in any particular manner after the delivery of the Issuer's deed or which cannot be ascertained to have been performed until after the said delivery, shall survive said delivery.

            7.15 Headings. The captions or headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof.

            7.16 Exculpatory Clause. Notwithstanding any provision of this Agreement to the contrary, the liability of the Company under this Agreement shall be limited to its interest in the Project Facilities.

            7.17 Waiver of Distraint. The Issuer waives any statutory or common law right it may have to distrain upon or place a lien against any equipment, machinery, furniture or other personal property now or hereafter located on or in the Project Facilities which is owned by any party other than the Company.

            7.18 Survival of Agreement. This Agreement and the obligations and rights of the Company and the Issuer hereunder shall bind and inure to the benefit of, the successors and assigns of the Company and the Issuer hereunder.

            IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed and delivered as of the date first written above.

                           PHILADELPHIA AUTHORITY FOR
                             INDUSTRIAL DEVELOPMENT
[SEAL]

Attest /s/ [ILLEGIBLE]                    By /s/ [ILLEGIBLE]
       ____________________                  ___________________________
            Secretary                        (Vice) Chairman

                         SLT REALTY LIMITED PARTNERSHIP
                         By: STARWOOD LODGING TRUST*, a
                              Maryland real estate
                              investment trust, its sole
                              general partner


                                          By: /s/ Ronald C. Brown
                                              --------------------------------
                                              Ronald C. Brown
                                              Senior Vice President and
                                              Chief Financial Officer

--------

* The name "Starwood Lodging Trust" is a designation of Starwood Lodging Trust, a Maryland real estate investment trust ("Starwood") and its trustee (as trustee but not personally) under the Declaration of Trust of Starwood Lodging Trust dated August 25, 1969, as amended and restated as of June 6, 1988, and further amended as of February 1, 1995 and as the same may be further amended, modified, supplemented, reinstated or superseded from time to time. All persons dealing with Starwood shall look solely to Starwood's assets for the enforcement of any claims against Starwood and the trustee, officers, agents and security holders of Starwood assume no personal liability for obligations entered into on behalf of Starwood, and their respective individual assets shall not be subject to the claims of any person relating to such obligation.

                                    Exhibit A

                        Description of Project Facilities


            The Project Facilities consist of (i) the real property fronting on, or having irrevocable access to, Island Avenue and otherwise abutting a loop egress ramp currently under construction from Interstate 95 in Philadelphia, Pennsylvania and more fully described on the Real Estate Description attached hereto, together with an eight-story, approximately two hundred fifty-one (251) key suite hotel, and (ii) all accounts, licenses, permits, fixtures, fittings, furnishings, furniture, machinery, appliances, apparatus and equipment now existing and hereafter acquired and used in the operation of such facility.

                                    Exhibit A
                                   (continued)


PREMISES "A"                                                BLOCK 56 S 3 LOT 127

ALL THAT CERTAIN parcel or tract of land.

SITUATE in the City of Philadelphia, County of Philadelphia and Commonwealth of Pennsylvania as shown on Drawing Number 6, entitled "Topographic and Boundary Survey The Beacon Companies", prepared by Pennoni Associates Inc., dated September 8, 1983, last revised October 20, 1983, being more particularly bounded as follows:

BEGINNING at a point in the Easterly line of Island Avenue, L.R. 67281 (138 feet wide) said point being located the following course and distances as measured along said Easterly line form the intersection of the Southerly line of Interstate 95, L.R. 795 and the aforementioned Easterly line of Island Avenue, South 22 degrees 41 minutes 49 seconds East a distance of 255.51 feet to the beginning point of the herein described Parcel; thence (1) leaving the Easterly line of said Island Avenue along land designated as Parcel H1 North 31 degrees 26 minutes 33 seconds East a distance of 133.66 feet to a point; thence (2) along same south 58 degrees 33 minutes 27 seconds East a distance of 268.46 feet to a point; thence (3) along same South 6 degrees 12 minutes 20 seconds East a distance of 19.77 feet to a point; thence (4) along same and partly crossing former Essington Avenue, reserved as a right of way for drainage, water main and public utility purposes, South 58 degrees 33 minutes 27 seconds East a distance of 99.66 feet to a point; thence (5) still along same and passing through said former Essington Avenue and said right of way, South 31 degrees 26 minutes 33 seconds West a distance of 312.91 feet to a point in the curved Northerly line of Penrose Avenue, L.R. 67053 (170 feet wide); thence (6) along said Northerly line of Penrose Avenue along a curve to the right having a radius of 572.65 feet for an arc distance of 114.77 feet to a point, said curve having a chord bearing of North 41 degrees 45 minutes 36 seconds West for a chord distance of 114.58 feet; thence (7) along same along another curve to the right having a radius of
107.92 feet for an arc distance of 51.02 feet to the end of a non-tangent curve, said curve having a chord bearing of North 55 degrees 26 minutes 13 seconds West for a chord distance of 50.55 feet; thence (8) along the Easterly line of Island Avenue North 22 degrees 41 minutes 49 seconds West a distance of 271.49 feet to the first mentioned point and place of beginning.

TOGETHER with a right a way, the former Essington Avenue reserved for drainage, water main and public utility purposes.

PREMISES "B"                              BLOCK 56 S 7 LOT 118
                                          BLOCK 56 S 3 LOT 128

ALL THAT CERTAIN parcel or tract of land.

SITUATE in the City of Philadelphia, County of Philadelphia and Commonwealth of Pennsylvania as shown on Drawing Number 6, entitled "Topographic and Boundary Survey The Beacon Companies", prepared by Pennoni Associates, Inc., dated September 8, 1983, last revised October 20, 1983, being more particularly bounded and described as follows:

BEGINNING at a point in the Easterly line of Island Avenue, L.R. 67281 (138 feet wide) said point being located the following course and distance as measured along said Easterly line from the Intersection of the Southerly line of Interstate 95, L.R. 795 and the aforementioned Easterly line of Island Avenue, South 22 degrees 41 minutes 49 seconds East, a distance of 106.79 feet to the beginning point of the herein described parcel; thence (1) leaving the Easterly line of said Island Avenue along land designated as Parcel H2 North 67 degrees 18 minutes 11 seconds East a distance of 105.01 feet to a point; thence (2) along same crossing former Essington Avenue reserved as the right of way for drainage, water main and public utility purposes, South 58 degrees 33 minutes 27 seconds East a distance of 679.64 feet to a point; (3) North 31 degrees 26 minutes 33 seconds East along same a distance of 49.90 feet to a point common with land designated as Parcel H4; thence (4) along said land of Parcel H4 North 76 degrees 26 minutes 33 seconds East a distance of 138.81 feet to a point; thence (5) along same, South 58 degrees 33 minutes 27 seconds East a distance of
308.43 feet to a point in the curved Westerly line of Ramp X Interstate 95, L.R. 795 (variable width); thence (6) along the Westerly line of said Interstate 95, L.R. 795 along a curve to the right having a radius of 358.80 feet for an arc distance of 207.09 feet to a non-tangent point, said curve having a chord bearing South 33 degrees 3 minutes 46 seconds West for a chord distance of
204.22 feet; thence (7) along same South 59 degrees 40 minutes 9 seconds West a distance of 171.49 feet to a point; thence (8) along same South 86 degrees 55 minutes 46 seconds West a distance of 136.34 feet to a point; thence (9) along same, North 75 degrees 49 minutes 42 seconds West a distance of 137.73 feet to a point; thence (10) along same South 14 degrees 10 minutes 18 seconds West a distance of 9.98 feet to a point in the Northerly line of Penrose Avenue, L.R. 67053 (170 feet wide); thence (11) along said Northerly line of Penrose Avenue North 75 degrees 49 minutes 42 seconds West a distance of 115.32 feet to the beginning of a non-tangent curve; thence (12) along a curve to the right having a radius of 572.65 feet for an arc distance of 210.32 feet to a point common with land designated as Parcel H3, said curve having a chord bearing North 58 degrees 1 minute 25 seconds West for a chord distance of 209.14 feet; thence
(13) leaving the Northerly line of said Penrose Avenue along land designated as Parcel H3 and passing through said former Essington Avenue and said right of way, North 31 degrees 26 minutes 33 seconds East a distance of 312.91 feet to a point; thence (14) along same and partly crossing said former Essington Avenue and said right of way North 58 degrees 33 minutes

27 seconds West a distance of 99.66 feet to a point; thence (15) along same North 6 degrees 12 minutes 20 seconds West a distance of 19.77 feet to a point; thence (16) along same North 58 degrees 33 minutes 27 seconds West a distance of
268.46 feet to a point; thence (17) still along same

South 31 degrees 26 minutes 33 seconds West a distance of 133.66 feet to a point in the Easterly line of said Island Avenue; thence (18) along the Easterly line of Island Avenue North 22 degrees 41 minutes 49 seconds West a distance of
148.72 feet to the first mentioned point and place of beginning.

TOGETHER with a right a way, the former Essington Avenue reserved for drainage, water main and public utility purposes.

COMMONWEALTH OF PENNSYLVANIA        :
                                    :     ss.
COUNTY OF PHILADELPHIA              :


      On this, the 19th day of February, 1997, before me, the undersigned notary public, personally appeared James F. McManus, who acknowledged himself to be the Chairman of PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT, and that he as such Officer, being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of said authority by himself as such officer.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                        /s/ Laura L. Dillon
                                        --------------------------
                                        Notary Public

My Commission Expires:

[NOTARIAL SEAL]

------------------------------------
       NOTARIAL SEAL
LAURA L. DILLON. Notary Public
City of Philadelphia, Phila, County
My Commission Expires April 5, 1997
------------------------------------

STATE OF ARIZONA                          :
                                          :     ss.
COUNTY OF MARICOPA                        :


      On this, the 17th day of February, 1997, before me, the undersigned notary public, personally appeared Ronald C. Brown, who acknowledged himself to be the Senior Vice President and Chief Financial Officer of Starwood Lodging Trust, a Maryland real estate investment trust, the general partner of SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said limited partnership by himself as such general partner.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                        /s/ Gail L. Jackson
                                        -------------------------
                                        Notary Public

My Commission Expires:

[NOTARIAL SEAL]

------------------------------------
           NOTARY PUBLIC
        STATE OF ARIZONA
        Maricopa County
        Gail L. Jackson
My Commission Expires July 17, 2000
-----------------------------------

                                                            Closing Item No. A-3



                       MEMORANDUM OF AMENDED AND RESTATED
                           INSTALLMENT SALE AGREEMENT


            KNOWN ALL MEN BY THESE PRESENTS, that PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT, a public instrumentality of the Commonwealth of Pennsylvania and a body corporate and politic organized and existing under the Pennsylvania Economic Development Financing Law, Act of August 23, 1967, P.L. 251, as amended and supplemented, 73 P.S. Sections 371 et seq., with offices at 1500 Market Street, Philadelphia, Pennsylvania, as seller (the "Authority"), has entered into a certain Amended and Restated Installment Sale Agreement dated as of February 1, 1997 (the "Agreement"), with SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership, as buyer (the "Company"), with offices at 2231 E. Camelback Road, Suite 410, Phoenix, Arizona, covering the purchase of the premises situate in Philadelphia, Pennsylvania, as more fully described in Exhibit "A" attached hereto, the purchase price for which is to be paid in installment amounts equal to pay the debt service on the Authority's Commercial Development Revenue Refunding Bonds (Doubletree Guest Suites Project), Series 1997A.

            TOGETHER with the buildings and improvements thereon erected or to be erected thereon, and together with all easements, tenements, appurtenances, hereditaments, fixtures, rights and privileges belonging to or in any way pertaining or beneficial to the premises.

            UNDER AND SUBJECT to all exceptions, covenants, and restrictions against the title as acquired by Philadelphia Authority for Industrial Development on even date with that of the Agreement, as well as all other restrictions, covenants, and conditions created by the Agreement.

            This Memorandum is intended for recording purposes only and does not supersede, diminish, add or change the terms of the Agreement.

            All of the terms, conditions, provisions, and covenants of the Agreement are incorporated in this Memorandum of Installment Sale Agreement by reference as though fully set forth herein, and the Agreement and this Memorandum of Installment Sale Agreement shall be deemed to constitute a single instrument or document; provided, however, that in the event of a conflict between this Memorandum of Installment Sale Agreement and the Agreement, the terms and conditions of the Agreement shall govern.

            The liability of the Authority pursuant to the terms of the Agreement is limited to the rights, title and interest of the Authority in and to the facilities constituting the Project Facilities as defined in the Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed under seal as of this 20th day of February 1997.


ATTEST:                             PHILADELPHIA AUTHORITY FOR
[SEAL]                              INDUSTRIAL DEVELOPMENT


By: /s/ [ILLEGIBLE]                             BY: /s/ [ILLEGIBLE]
   _______________________                         ___________________________
      Secretary                                    Chairman



                                    SLT REALTY LIMITED PARTNERSHIP
                                    By:   STARWOOD LODGING TRUST*, a
                                          Maryland real estate investment trust,
                                          its sole general partner


                                          By: /s/ Ronald C. Brown
                                              ----------------------------------
                                                Ronald C. Brown
                                                Senior Vice President and
                                                Chief Financial Officer

--------

* The name "Starwood Lodging Trust" is a designation of Starwood Lodging Trust, a Maryland real estate investment trust ("Starwood") and its trustee (as trustee but not personally) under the Declaration of Trust of Starwood Lodging Trust dated August 25, 1969, as amended and restated as of June 6, 1988, and further amended as of February 1, 1995 and as the same may be further amended, modified, supplemented, reinstated or superseded from time to time. All persons dealing with Starwood shall look solely to Starwood's assets for the enforcement of any claims against Starwood and the trustee, officers, agents and security holders of Starwood assume no personal liability for obligations entered into on behalf of Starwood, and their respective individual assets shall not be subject to the claims of any person relating to such obligation.

                                    EXHIBIT A


PREMISES "A"                                                BLOCK 56 S 3 LOT 127


ALL THAT CERTAIN parcel or tract of land.

SITUATE in the City of Philadelphia, County of Philadelphia and Commonwealth of Pennsylvania as shown on Drawing Number 6, entitled "Topographic and Boundary Survey The Beacon Companies", prepared by Pennoni Associates Inc., dated September 8, 1983, last revised October 20, 1983, being more particularly bounded as follows:

BEGINNING at a point in the Easterly line of Island Avenue, L.R. 67281 (138 feet wide) said point being located the following course and distance as measured along said Easterly line form the intersection of the Southerly line of Interstate 95, L.R. 795 and the aforementioned Easterly line of Island Avenue, South 22 degrees 41 minutes 49 seconds East a distance of 255.51 feet to the beginning point of the herein described Parcel; thence (1) leaving the Easterly line of said Island Avenue along land designated as Parcel H1 North 31 degrees 26 minutes 33 seconds East a distance of 133.66 feet to a point; thence (2) along same south 58 degrees 33 minutes 27 seconds East a distance of 268.46 feet to a point; thence (3) along same South 6 degrees 12 minutes 20 seconds East a distance of 19.77 feet to a point; thence (4) along same and partly crossing former Essington Avenue, reserved as a right of way for drainage, water main and public utility purposes, South 58 degrees 33 minutes 27 seconds East a distance of 99.66 feet to a point; thence (5) still along same and passing through said former Essington Avenue and said right of way, South 31 degrees 26 minutes 33 seconds West a distance of 312.91 feet to a point in the curved Northerly line of Penrose Avenue, L.R. 67053 (170 feet wide); thence (6) along said Northerly line of Penrose Avenue along a curve to the right having a radius of 572.65 feet for an arc distance of 114.77 feet to a point, said curve having a chord bearing of North 41 degrees 45 minutes 36 seconds West for a chord distance of 114.58 feet; thence (7) along same along another curve to the right having a radius of
107.92 feet for an arc distance of 51.02 feet to the end of a non-tangent curve, said curve having a chord bearing of North 55 degrees 26 minutes 13 seconds West for a chord distance of 50.55 feet; thence (8) along the Easterly line of Island Avenue North 22 degrees 41 minutes 49 seconds West a distance of 271.49 feet to the first mentioned point and place of beginning.

TOGETHER with a right-of-way, the former Essington Avenue reserved for drainage, water main and public utility purposes.

CONTAINING 2.1726 Acres of Land.

PREMISES "B"                                                BLOCK 56 S 7 LOT 118


ALL THAT CERTAIN parcel or tract of land.

SITUATE in the City of Philadelphia, County of Philadelphia and Commonwealth of Pennsylvania as shown on Drawing Number 6, entitled "Topographic and Boundary Survey The Beacon Companies", prepared by Pennoni Associates, Inc., dated September 8, 1983, last revised October 20, 1983, being more particularly bounded and described as follows:

BEGINNING at a point in the Easterly line of Island Avenue, L.R. 67281 (138 feet wide) said point being located the following course and distance as measured along said Easterly line from the Intersection of the Southerly line of Interstate 95, L.R. 795 and the aforementioned Easterly line of Island Avenue, South 22 degrees 41 minutes 49 seconds East, a distance of 106.79 feet to the beginning point of the herein described parcel; thence (1) leaving the Easterly line of said Island Avenue along land designated as Parcel H2 North 67 degrees 18 minutes 11 seconds East a distance of 105.01 feet to a point; thence (2) along same crossing former Essington Avenue reserved as the right of way for drainage, water main and public utility purposes, South 58 degrees 33 minutes 27 seconds East a distance of 679.64 feet to a point; thence (3) North 31 degrees 26 minutes 33 seconds East along same a distance of 49.90 feet to a point common with land designated as Parcel H4; thence (4) along said land of Parcel H4 North 76 degrees 26 minutes 33 seconds East a distance of 138.81 feet to a point; thence (5) along same, South 58 degrees 33 minutes 27 seconds East a distance of
308.43 feet to a point in the curved Westerly line of Ramp X Interstate 95, L.R. 795 (variable width); thence (6) along the Westerly line of said Interstate 95, L.R. 795 along a curve to the right having a radius of 358.80 feet for an arc distance of 207.09 feet to a non-tangent point, said curve having a chord bearing South 33 degrees 3 minutes 46 seconds West for a chord distance of
204.22 feet; thence (7) along same South 59 degrees 40 minutes 9 seconds West a distance of 171.49 feet to a point; thence (8) along same South 86 degrees 55 minutes 46 seconds West a distance of 136.34 feet to a point; thence (9) along same, North 75 degrees 49 minutes 42 seconds West a distance of 137.73 feet to a point; thence (10) along same South 14 degrees 10 minutes 18 seconds West a distance of 9.98 feet to a point in the Northerly line of Penrose Avenue, L.R. 67053 (170 feet wide); thence (11) along said Northerly line of Penrose Avenue North 75 degrees 49 minutes 42 seconds West a distance of 115.32 feet to the beginning of a non-tangent curve; thence (12) along a curve to the right having a radius of 572.65 feet for an arc distance of 210.32 feet to a point common with land designated as Parcel H3, said curve having a chord bearing North 58 degrees 1 minute 25 seconds West for a chord distance of 209.14 feet; thence
(13) leaving the Northerly line of said Penrose Avenue along land designated as Parcel H3 and passing through said former Essington Avenue and said right of way, North 31 degrees 26 minutes 33 seconds East a distance of 312.91 feet to a point; thence (14) along same, and partly crossing said former Essington Avenue and said right of way North 58 degrees 33 minutes 27 seconds West a distance of
99.66 feet to a point; thence (15) along same North 6 degrees 12 minutes 20 seconds West a distance of 19.77 feet to a point; thence (16) along same North 58 degrees 33 minutes 27 seconds West a distance of 268.46 feet to a point; thence

(17) still along same South 31 degrees 26 minutes 33 seconds West a distance of
133.66 feet to a point in the Easterly line of said Island Avenue; thence (18) along the Easterly line of Island Avenue North 22 degrees 41 minutes 49 seconds West a distance of 148.72 feet to the first mentioned point and place of beginning.

TOGETHER with a right-of-way, the former Essington Avenue reserved for drainage, water main and public utility purposes.

CONTAINING 6.4473 Acres of Land.

COMMONWEALTH OF PENNSYLVANIA              )
                                          ) SS:
COUNTY OF PHILADELPHIA                    )


            On this 20th day of February, 1997, before me the subscriber, the Notary Public, in and for the Commonwealth of Pennsylvania, personally appeared James F. McManus who acknowledged himself to be the Vice Chairman of the PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT, a Pennsylvania nonprofit corporation, and that they, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said corporation by himself as such officer.

            WITNESS my hand and seal the day and year aforesaid.


                                          /s/ Laura L. Dillon
                                          ---------------------------------
                                          Notary Public


                                          My Commission Expires:

[SEAL]

------------------------------------
         NOTARIAL SEAL
   LAURA L. DILLON. Notary Public
City of Philadelphia. Phila, County
My Commission Expires April 5, 1997
-----------------------------------

STATE OF ARIZONA              )
                              ) SS:
COUNTY OF MARICOPA            )


            On this 17th day of February, 1997, before me the subscriber, a Notary Public, in and for the State of Arizona, personally appeared Ronald C. Brown who acknowledged himself to be the Senior Vice President and Chief Financial Officer of STARWOOD LODGING TRUST, a Maryland real estate investment trust, and the sole general partner of SLT Realty Limited Partnership, a Delaware limited partnership, and that he, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said limited partnership by himself as such officer.

            WITNESS my hand and seal the day and year aforesaid.


                                          /s/ Gail L. Jackson
                                          -----------------------------------
                                          Notary Public

                                          My Commission Expires:
[SEAL]

------------------------------------
          NOTARY PUBLIC
        STATE OF ARIZONA
         Maricopa County
         GAIL L. JACKSON
My commission Expires July 17, 2000
-----------------------------------

                                                          Closing Item No. A-4



--------------------------------------------------------------------------------



                               GUARANTY AGREEMENT

                          Dated as of February 1, 1997

                                       by


                         SLT REALTY LIMITED PARTNERSHIP,
                                  as Guarantor



                                       to



                           FIRST UNION NATIONAL BANK,
                                   as Trustee



--------------------------------------------------------------------------------




                                    Securing
                                   $27,820,000
                Philadelphia Authority for Industrial Development
                 Commercial Development Revenue Refunding Bonds
                        (Doubletree Guest Suites Project)
                                  Series 1997A

                               GUARANTY AGREEMENT


            THIS GUARANTY AGREEMENT (the "Guaranty") made as of February 1, 1997, by SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the "Guarantor"), to and for the benefit of FIRST UNION NATIONAL BANK, a national banking association, acting as trustee (the "Trustee") under an Amended and Restated Mortgage and Trust Indenture (the "Indenture") dated as of February 1, 1997 between Philadelphia Authority for Industrial Development (the "Authority") and the Trustee.

                                   BACKGROUND

            The Authority is issuing its Commercial Development Revenue Refunding Bonds (Doubletree Guest Suites Project) Series 1997A in the aggregate principal amount of $27,820,000 (the "Bonds") pursuant to the Indenture. The proceeds of the Bonds will be used by the Authority to refund $27,275,000 aggregate principal amount of the Authority's Commercial Development Revenue Bonds (Suite Hotel Project) Series A (the "Prior Bonds"). The proceeds of the Prior Bonds were previously issued to finance the costs of a project (the "Project Facilities") consisting of the acquisition, construction and equipping of an approximately 251-key suite hotel which is currently known as the Doubletree Guest Suites and is located adjacent to the Philadelphia International Airport in the City of Philadelphia, Pennsylvania, as more fully described in the Indenture. Under the terms of an Amended and Restated Installment Sale Agreement (the "Agreement") dated as of February 1, 1997, between the Authority and SLT Realty Limited Partnership, a Delaware limited partnership (the "Company"), the Company will make payments sufficient to pay the principal or redemption price of and interest on the Bonds, when due, which payments will be made directly to the Trustee. The Company's obligations under the Agreement are non-recourse and are secured solely by the Company's interest in the Project Facilities. Capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Indenture.

            The Guarantor is willing to enter into this Guaranty in order to provide further security for the Bonds.

            NOW, THEREFORE, in consideration of the issuance of the Bonds by the Authority and in order to induce potential investors to purchase the Bonds, and intending to be legally bound hereby, the Guarantor hereby covenants and agrees as follows:

            Section 1. (a) The Guarantor hereby guarantees for the equal protection and benefit of all registered owners of the Bonds: (i) the full and prompt payment of the principal of the Bonds when and as the same shall become due, whether at the stated maturity thereof, at redemption prior to maturity or otherwise; (ii) the full and prompt payment of any interest on the Bonds when and as the same shall become due; (iii) the full and prompt payment of the premium (if any) upon redemption, of any Bonds; (iv) the purchase price of the Bonds upon mandatory purchase on a Purchase Date pursuant to the terms of the Indenture; and (v) the payment, at the times required under Section 4.3 of the

Agreement, of such amounts as are required to make up any deficiency which may occur in the Debt Service Fund established under the Indenture.

                  (b) In addition to payments made under paragraph (a) above, the Guarantor agrees to pay all expenses and charges (including court costs and attorneys' fees) paid or incurred by the Trustee in realizing any of the payments hereby guaranteed or, to the extent permitted by law, in enforcing this Guaranty.

                  (c) All payments by the Guarantor shall be paid in lawful money of the United States of America. Each and every default in payment of the principal of, premium (if any) or interest on the Bonds or of any payment required under Section 4.3 of the Agreement shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises.

            Section 2. This Guaranty is a contract of suretyship and is an independent, absolute, irrevocable and unconditional present and continuing guaranty of payment and not of collection which shall remain in full force and effect until terminated pursuant to Section 6 hereof. The obligations of Guarantor hereunder shall not be affected, modified or impaired upon the happening from time to time of any event, including without limitation any of the following, whether or not with notice to, or the consent of, the Guarantor:

                  (a) the failure by the Guarantor to continue to have its facilities operated or the failure to perform any obligation contained in the Agreement or in any other agreement, for any reason whatsoever including, without limiting the generality of the foregoing, insufficiency of funds, negligence or willful misconduct on the part of the Company, the Guarantor, their agents or independent contractors, including any lessees, legal action of any nature which prohibits operation of the Guarantor's facilities, labor disputes, war, insurrection, natural catastrophe or laws, rules or regulations of any body, governmental or otherwise;

                  (b) the compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of the Authority under the Agreement;

                  (c) the failure to give notice to the Guarantor of the occurrence of an event of default under the terms and provisions of this Guaranty or the Agreement;

                  (d) the waiver of the payment, performance or observance by the Authority, the Guarantor or the Company of any of the obligations and covenants of any of them contained in the Agreement;

                  (e) the extension of the time for payment of any principal of, premium (if any) or interest on the Bonds or of the time for performance of any other obligations, covenants or agreements under or arising out of the Agreement;

                  (f) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Agreement, except as such amendment shall affect the Guarantor's obligation to make payment hereunder;

                  (g) the taking or the omission of any of the actions referred to in the Agreement;

                  (h) any failure, omission or delay on the part of the Authority or the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Authority or the Trustee in this Guaranty or the Agreement, or any other act or acts on the part of the Authority or the Trustee;

                  (i) the validity, regularity or enforceability of the Bonds or the Agreement;

                  (j) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Company, the Guarantor or the Authority or any of the assets of any of them or any allegation or contest of the validity of this Guaranty in any such proceeding;

                  (k) to the extent permitted by law, the release or discharge of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty by operation of law;

                  (l) the default or failure of the Guarantor fully to perform any of its obligations set forth in this Guaranty; or

                  (m) the damage or partial or total destruction of the Guarantor's or the Company's facilities or the Project Facilities or any part thereof, or the taking of title to the temporary use of the Guarantor's or the Company's facilities or the Project Facilities or any part thereof, by any lawful authority.

            Section 3. No set-off, counterclaim, reduction, or diminution of an obligation, or any defense of any kind or nature which the Guarantor has or may come to have against the Company, the Authority or the Trustee shall be available hereunder to the Guarantor; provided that nothing contained herein shall prohibit the Guarantor from asserting any claim against the Company, the Authority or the Trustee in a separate proceeding, which proceeding shall in no way delay the prompt performance by the Guarantor of its obligations hereunder.

            Section 4. In the event of a default: (a) in the payment of principal of the Bonds when and as the same shall become due, whether at the stated maturity thereof, by redemption prior to maturity or otherwise; (b) in the payment of any interest on the Bonds when and as the same shall become due; (c) in the payment of the premium (if any) upon the redemption of any of the Bonds; or (d) in the payment of the purchase price of Bonds subject to mandatory purchase on a Purchase Date; and regardless of the reason for any such default, or in the event the Guarantor receives notice from the Trustee of a deficiency in the Debt Service Fund and the failure of the Company to deposit an amount sufficient to cure such deficiency, the Guarantor shall forthwith upon demand by the Trustee, pay the full amount in default or the full amount of such deficiency, to the Trustee. The Trustee, in its sole discretion, shall have the right to proceed first and directly against the Guarantor under this Guaranty without proceeding against or exhausting any other remedies which it may have and without resorting to any other security held by the Authority or the Trustee. The Guarantor agrees to pay all costs, expenses and fees, including all reasonable attorneys' fees, which may be incurred by the Trustee in enforcing this Guaranty following any default on the part of the Guarantor hereunder, whether the same shall be enforced by suit or otherwise.

            Section 5.  (a) This Guaranty shall terminate automatically:

                  (i) upon payment in full of the Bonds or the defeasance of the Bonds in accordance with Section 12.01 of the Indenture; or

                  (ii) in the event that the Guarantor owns all of the outstanding Bonds, upon election by the Guarantor to terminate this Guaranty; or

                  (iii) upon the sale of the Project Facilities by the Company to a third party and/or the purchase of the Bonds pursuant to the mandatory tender provisions of the Indenture.

                        (b) Upon termination of this Guaranty, the Guarantor shall have no further obligations hereunder, except as provided herein with respect to expenses incurred in connection with the enforcement hereof.

            Section 6. Any right of the Guarantor by subrogation to the rights of the Trustee shall be subordinate to all rights and claims of the Trustee and the prior payment in full of the Bonds and the interest thereon.

            Section 7. The Guarantor covenants that so long as this Guaranty shall remain in effect, it will maintain its corporate existence, will not merge or consolidate with another corporation or dissolve or otherwise dispose of all or substantially all of its assets, unless the following conditions shall be met:

                        (a) the successor corporation (if other than the Guarantor) agrees in writing to assume all obligations of the Guarantor under this Guaranty;

                  (b) the aggregate of the unrestricted fund balance and restricted fund balance of the Guarantor (or such successor corporation) immediately following such merger, consolidation or transfer shall be not less than that immediately prior to the merger, consolidation or transfer;

                  (c) the Authority and the Trustee shall have received (i) an opinion of Bond Counsel (as defined in the Agreement) satisfactory to each of them that the validity and exemption from federal income tax of the interest on the Bonds will not be adversely affected by such merger, consolidation or transfer and (ii) an opinion of counsel to the Guarantor that all consents and approvals required to be obtained from any federal, state or local government, department, agency, authority or instrumentality (other than the Authority acting in its capacity as seller pursuant to the Agreement) and any other public or private body, including accrediting organizations, having regulatory jurisdiction and authority over the Guarantor have been received; and

            Section 8. No remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure or performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Trustee to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice to the Guarantor prior to the demand for payment. In the event any provision contained in this Guaranty should be breached by the Guarantor and thereafter duly waived by the Trustee, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing.

            Section 9. The invalidity or unenforceability of any one or more provisions in this Guaranty shall not affect the validity or enforceability of the remaining portions of this Guaranty, or any part thereof.

            Section 10. The Guarantor hereby covenants to comply with the rules and regulations of the Pennsylvania Securities Commission contained in 64 Pa. Code Chapter 202, Section 202.092, as the same may be amended or supplemented from time to time (the "Guaranty Regulations"), including the following: (1) to file with the Trustee a copy of the Guarantor's certified balance sheet and profit and loss statement within 150 days after the completion of each of the Guarantor's fiscal years; (2) to reimburse the Trustee the cost of distributing to Bondholders who so request copies of the certified balance sheets and profit and loss statements specified in clause (1) and the costs of notifying the Bondholders of the occurrence of any of the events, and distributing the Bondholders list, described in Section

202.092 (8)(a)(iii) of the Guaranty Regulations; and (3) to notify the Trustee within 24 hours after the Guarantor becomes "insolvent" as that term is defined in the next paragraph.

            "Insolvent" for the purpose hereof shall mean the inability of the Guarantor to pay its debts as they fall due in the usual course of business, or having liabilities in excess of the fair market value of assets. For purposes of this definition, the Guarantor will not be considered insolvent if the auditor's report to the Guarantor's certified balance sheet and profit and loss statement did not contain a "going concern qualification". A "going concern qualification" for the purposes hereof shall mean a qualification contained in the auditor's report based upon the criteria contained in the Statement on Auditing Standard 34 promulgated by the American Institute of Certified Public Accountants, Inc.

            Section 11. (a) This Guaranty may be amended or supplemented by the parties hereto at any time and from time to time, in writing signed by all the parties hereto, without the consent of the Bondholders (1) to add additional covenants of the Guarantor for the security of Bondholders; or (2) to cure any ambiguity or to cure, correct or supplement any provision of this Guaranty in such manner as shall not be inconsistent with this Guaranty and shall not impair the security hereof or materially adversely affect the Bondholders.

                        (b) This Guaranty may be amended or supplemented by the parties hereto at any time and from time to time, in writing signed by all the parties hereto, but only after approval by the registered owners of at least a majority in aggregate principal amount of the Bonds outstanding under the Agreement; provided, that (i) no amendment shall be made which materially adversely affects some but less than all of the Bonds outstanding under the Agreement without the consent of the registered owners of at least a majority in aggregate principal amount of the Bonds so affected; and (ii) no amendment which materially adversely affects the security for the Bonds may be made without the consent of the registered owners of 100% of the Bonds outstanding under the Agreement. Notwithstanding the provisions of the preceding sentence, no amendments may be made to this Guaranty with respect to (1) the interest payable upon any Bonds, (2) the dates of maturity or redemption provisions of any Bonds, and (3) this Section 11 or any provision requiring the consent of the registered owners of 100% of the Bonds outstanding under the Agreement, without the consent of the registered owners of 100% of the Bonds outstanding under the Agreement.

            Section 12. This Guaranty shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

            Section 13. The liability of the Guarantor hereunder shall be an absolute and unconditional general obligation of the Guarantor and there shall be no recourse against any assets of the limited partners or the general partner of the Guarantor other than against their respective partnership interests in the Guarantor with respect to the Guarantor's obligations hereunder.

            IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered to the Trustee in its name and behalf as of the date first above written.

                         SLT REALTY LIMITED PARTNERSHIP

                                    By:   STARWOOD LODGING TRUST*, a
                                          Maryland real estate investment
                                          trust, its sole general partner


                                          By: /s/ Ronald C. Brown
                                              --------------------------------
                                              Ronald C. Brown
                                              Senior Vice President and
                                              Chief Financial Officer

Accepted:

FIRST UNION NATIONAL BANK,
  as Trustee

By: /s/ [ILLEGIBLE]
   ______________________________

Title:   Vice President
      -----------------------------

--------

* The name "Starwood Lodging Trust" is a designation of Starwood Lodging Trust, a Maryland real estate investment trust ("Starwood") and its trustee (as trustee but not personally) under the Declaration of Trust of Starwood Lodging Trust dated August 25, 1969, as amended and restated as of June 6, 1988, and further amended as of February 1, 1995 and as the same may be further amended, modified, supplemented, reinstated or superseded from time to time. All persons dealing with Starwood shall look solely to Starwood's assets for the enforcement of any claims against Starwood and the trustee, officers, agents and security holders of Starwood assume no personal liability for obligations entered into on behalf of Starwood, and their respective individual assets shall not be subject to the claims of any person relating to such obligation.

STATE OF ARIZONA                          :
                                          :     ss.
COUNTY OF MARICOPA                        :


      On this, the 17th day of February, 1997, before me, the undersigned notary public, personally appeared Ronald C. Brown, who acknowledged himself to be the Senior Vice President and Chief Financial Officer of Starwood Lodging Trust, a Maryland real estate investment trust, the general partner of SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said limited partnership by himself as such general partner.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                        /s/ Gail L. Jackson
                                        -------------------------
                                        Notary Public

My Commission Expires:

[NOTARIAL SEAL]

------------------------------------
          NOTARY PUBLIC
        STATE OF ARIZONA
         Maricopa County
         GAIL L. JACKSON
My commission Expires July 17, 2000
-----------------------------------

                PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT

                                   $27,820,000
                 COMMERCIAL DEVELOPMENT REVENUE REFUNDING BONDS
                        (DOUBLETREE GUEST SUITES PROJECT)
                                  SERIES 1997A

                                       AND

                                   $11,650,000
                 COMMERCIAL DEVELOPMENT REVENUE REFUNDING BONDS
                               (DAYS INN PROJECT)
                                  SERIES 1997B


                             BOND PURCHASE AGREEMENT

                                February 14, 1997



Philadelphia Authority for
 Industrial Development
2600 Centre Square
1500 Market Street
Philadelphia, PA 19102

SLT Realty Limited Partnership
c/o Starwood Lodging Trust
2231 E. Camelback Road
Suite 410
Phoenix, AZ 85016

         Goldman, Sachs & Co. ("Underwriter") hereby offers to enter into this Bond Purchase Agreement ("Purchase Agreement") with the Philadelphia Authority for Industrial Development ("Authority") and SLT Realty Limited Partnership ("SLT"). Upon execution of this Purchase Agreement by the Underwriter, the Authority and SLT, this Purchase Agreement will be binding upon the Authority, SLT and the Underwriter. This offer is made subject to your acceptance of this Purchase Agreement on or before 6:00 P.M., Philadelphia, Pennsylvania time, February 14, 1997, or such later date as the parties may agree and, if not so accepted, will be subject to withdrawal by the Underwriter upon notice delivered to your office at any time prior to the acceptance hereof by you.

         1. Introduction. The Authority is authorized to issue its $27,820,000, aggregate principal amount, Commercial Development Revenue Refunding Bonds (Doubletree Guest Suites Project), Series 1997A ("1997A Bonds"), and its $11,650,000, aggregate principal amount, Commercial Development Revenue Refunding Bonds (Days Inn Project), Series 1997B ("1997B Bonds"; together with the 1997A Bonds, the "Bonds"), pursuant to the Pennsylvania Economic Development Financing Law, Act of August 23, 1967, P.L. 251, as amended and supplemented ("Act"), resolution of the Authority adopted January 21, 1997, as amended and supplemented by a resolution to be adopted February 18, 1997 (collectively, the "Resolution"). The 1997A Bonds are issued under and pursuant to an Amended and Restated Mortgage and Trust Indenture, dated as of February 1, 1997 ("1997A Indenture"), by and between the Authority and First Union National Bank, as trustee ("1997A Trustee"). The 1997B Bonds are issued under and pursuant to an Amended and Restated Mortgage and Trust Indenture, dated as of February 1, 1997 ("1997B Indenture"), by and between the Authority and First Union National Bank, as trustee ("1997B Trustee"). The 1997A and 1997B Indentures are collectively referred to herein as the "Indentures". The 1997A Trustee and the 1997B Trustee are collectively referred to herein as the "Trustee". Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Indentures.

         The 1997A Bonds are being issued by the Authority to effect the refunding of the Authority's $27,275,000, aggregate principal amount, Commercial Development Revenue Bonds (Suite Hotel Project), Series A ("Suite Hotel Bonds"), and the 1997B Bonds are being issued to effect the refunding of the Authority's $9,725,000, aggregate principal amount, Commercial Development Revenue Bonds (Economy Inn Project), Series A, and its $1,700,000, aggregate principal amount, Commercial Development Revenue Bonds, (Economy Inn Project), Series B (collectively, the "Economy Inn Bonds"). The Suite Hotel Bonds and the Economy Inn Bonds are collectively referred to herein as the "Prior Bonds". The Prior Bonds were issued to finance the costs of the acquisition, construction and equipping of two hotels located adjacent to the Philadelphia International Airport, in Philadelphia, Pennsylvania, which are now a Doubletree Guest Suites hotel and a Days Inn hotel.

         Equitable ownership of the Doubletree Guest Suites hotel was acquired by SLT as of June 3, 1996, and equitable ownership of the Days Inn hotel was acquired by SLT as of July 1, 1996. Starwood Lodging Trust, a Maryland real estate investment ("Starwood"), is the sole general partner of SLT.

         The 1997A Bonds are special and limited obligations of the Authority and will be payable solely from revenues derived by the Authority under an Amended and Restated Installment Sale Agreement, dated as of February 1, 1997, by and between the Authority and SLT ("1997A Installment Sale Agreement"). The 1997B Bonds are special limited obligations of the Authority and are payable solely from revenues derived by the Authority under an Amended and Restated Installment Sale Agreement, dated as of February 1, 1997 ("1997B Installment Sale Agreement"; together with the 1997A Installment Sale Agreement, the "Installment Sale Agreements"). Under each Installment Sale Agreement, the Authority is selling to SLT the real estate and improvements comprising, in the case of the 1997A Installment Sale Agreement, a Doubletree Guest Suites hotel ("1997A Project Facilities"), and in the case of the 1997B Installment Sale Agreement, the real estate and improvements comprising a Days Inn hotel ("1997B Project Facilities", together with the 1997A Project Facilities, the "Project Facilities"). Under each Indenture, the Authority will assign to the applicable Trustee all of its right, title and interest in the applicable Installment Sale Agreement (except for its rights to receive certain fees and indemnification). SLT's obligations under each Installment Sale Agreement are non-recourse obligations of SLT and are limited to SLT's interests in the respective Project Facilities. SLT has agreed in each Installment Sale Agreement to make payments in amounts and at times sufficient to timely pay in full all principal of and interest on the applicable Series of Bonds. Each Indenture creates a mortgage lien on the applicable Project Facilities in favor of the applicable Trustee.

         The Bonds are special and limited obligations of the Authority and each series of Bonds is payable solely from the revenues pledged under the applicable Indenture for their payment and are not obligations of the City of Philadelphia, the Commonwealth of Pennsylvania or any other political subdivision thereof. Neither the general credit of the Authority, nor the credit or taxing power of the City of Philadelphia, the Commonwealth of Pennsylvania or any other political subdivision thereof is pledged to the payment of the principal of the Bonds or interest thereon or any premium or other cost incident thereto. The Authority has no taxing power.

         Payment of principal of, redemption premium, if any, mandatory purchase price and interest on each Series of Bonds when due has been unconditionally guaranteed by SLT pursuant to a separate Guaranty Agreement (each, a "Guaranty"), each dated as of February 1, 1997, from SLT to the applicable Trustee. Each Guaranty is a general full recourse obligation of SLT.

         2. Purchase, Sale and Delivery of Bonds. On the basis of the representations, warranties, covenants and agreements contained herein, but subject to the terms and conditions herein act forth, the Underwriter hereby agrees to purchase from the Authority and the Authority hereby agrees to sell to the Underwriter, all but not less than all of the 1997A Bonds at a purchase price of $27,264,712.80, plus accrued interest from February 1, 1997, and all but not less than all of the 1997B Bonds at a purchase price of $11,417,466, plus accrued interest from February 1, 1997. The Bonds will mature on the dates and in the amounts, and will bear interest at the rates, set forth on Schedule I attached hereto and incorporated herein by reference. As compensation for acting as Underwriter, the Underwriter shall be paid a fee for the 1997A Bonds in the amount of $495,752.40, and a fee for the 1997B Bonds of $207,603.00, both on the Closing Date, by a wire transfer of immediately available, federal funds by SLT.

         Pursuant to and subject to the terms of this Purchase Agreement, the Authority shall be obligated to sell simultaneously all of the Bonds to the Underwriter and the Underwriter shall be obligated to purchase all of the Bonds, and all of the Bonds shall be delivered by the Authority and accepted and paid for by the Underwriter on the Closing Date (hereinafter defined). The Authority will deliver the Bonds, or cause the Bonds to be delivered to The Depository Trust Company, New York, New York ("DTC"), in definitive form against payment of the purchase price in immediately available funds for the account of the Authority on February 20, 1997, or at such other date or place as the Underwriter, the Authority and SLT agree upon (such date being herein referred to as the "Closing Date").

         The Bonds shall be issuable initially in minimum denominations of $100,000, and integral multiples of $5,000 above such amount.

         3. Preliminary and Final Official Statements. The Authority has previously provided the Underwriter with copies of its Preliminary Official Statement dated February 3, 1997 relating to the Bonds (the "Preliminary Official Statement"). As of its date, the Preliminary Official Statement was "deemed final" by the Authority and SLT for purposes of paragraph b(1) of Rule 15c2-12 of the Securities and Exchange Commission ("Rule"), except for the omission of no more than the following information: the offering price, interest rate, underwriting compensation, aggregate principal amount, principal amount per year of sinking fund redemption, if any, and other terms of the Bonds depending on such matters. The Authority shall deliver or cause to be delivered to the Underwriter, promptly after the acceptance by SLT and the Authority of this Purchase Agreement, a copy of the Official Statement dated February 18, 1997, relating to the Bonds (the "Official Statement"). As soon as practicable after the date hereof, but in any event within seven (7) business days from the date hereof, the Authority shall deliver or cause to be delivered to the Underwriter a sufficient number of printed copies of the Official Statement as the Underwriter may reasonably request so as to enable the Underwriter to comply with the provisions of Paragraph (b)(4) of the Rule, and with Rules G-32 and G-36 and all other applicable rules of the Municipal Securities Rulemaking Board. The Authority shall be under no obligation to determine what number of copies of the Official Statement requested by the Underwriter pursuant to the preceding sentence shall be sufficient to enable the Underwriter to comply with the requirements of the Rule.

         The Authority and SLT (a) authorize the use and distribution of copies of the Official Statement (including all amendments thereof and supplements thereto), the Indentures, the Installment Sale Agreements, the Guaranties and any other related documents and certificates in connection with the public offering and sale of the Bonds, and (b) approve of and ratify the use and distribution by the Underwriter, prior to the date hereof, of the Preliminary Official Statement in connection with the offering of the Bonds.

         The Authority will provide to the Underwriter such number of copies of the Resolution as the Underwriter shall reasonably request.

         4. Representations, Warranties and Covenants by the Authority. By its execution hereof, the Authority represents and warrants to, and agrees with, the Underwriter that the Authority is and will be on the Closing Date validly existing as a body corporate and politic established as an instrumentality of the Commonwealth of Pennsylvania ("Commonwealth") pursuant to the Act, and has, and at the Closing Date will have, full legal right, power and authority (i) to enter into this Purchase Agreement, (ii) to adopt the Resolution and cause the delivery of the Bonds to the Underwriter pursuant to the Resolution and the Indentures as provided herein, and (iii) to carry out and consummate the transactions contemplated by this Purchase Agreement, the Resolution, the Indentures, and the Installment Sale Agreements and as described in the Official Statement.

         The Authority hereby further represents, warrants and agrees as follows:

                  (a) The Authority, with respect to the Bonds, has complied with, and will at the Closing Date be in compliance in all material respects with, the Resolution, the Indentures and the Act.

                  (b) Prior to or simultaneously with the acceptance hereof, the Authority has duly adopted the Resolution, has duly authorized and approved the Indentures, the Installment Sale Agreements and the Official Statement, and has duly authorized and approved the execution and delivery of, and the performance by the Authority of the obligations contained in, the Resolution, the Bonds, this Purchase Agreement, the Installment Sale Agreements and the Indentures and the consummation by it of all other transactions contemplated by the Official Statement.

                  (c) The Authority, with respect to the Bonds, is not in material breach of or default under any applicable law or administrative regulation of the Commonwealth, any department, division, agency or instrumentality thereof, or the United States of America or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Authority is a party or is otherwise subject; and the adoption of the Resolution and the execution and delivery of this Purchase Agreement, the Bonds, the Indentures, the Installment Sale Agreements and compliance with the provisions thereof will not conflict with or constitute a material breach of or default under any applicable law or administrative regulation of the Commonwealth, any department, division, agency or instrumentality thereof, or the United States of America or any applicable judgment or decree or any loan agreement, note resolution, certificate, agreement or other instrument to which the Authority is a party or is otherwise subject.

                  (d) All approvals, consents and orders of any governmental authority, board, agency or commission having jurisdiction which would constitute a condition precedent to the performance by the Authority or its obligations hereunder and under the Resolution, the Indentures and the Bonds have been obtained, except that no representation is made as to any approvals, consents or orders applicable under federal or state securities laws.

                  (e) The Bonds, the Resolution and the Indentures shall conform to the descriptions thereof contained in the Official Statement; and the Bonds, when validly issued, authenticated and delivered in accordance with the Resolution and the Indentures and sold to the Underwriter as provided therein, will be validly issued and outstanding special and limited obligations of the Authority entitled to the benefits of the applicable Indenture.

                  (f) The Indentures, the Bonds, this Purchase Agreement, and the Installment Sale Agreements, shall constitute valid and binding obligations of the Authority enforceable in accordance with their terms, subject to any applicable bankruptcy, insolvency, reorganization or similar laws or legal or equitable principles affecting the enforcement of creditors' rights generally.

                  (g) The statements and information contained in the Official Statement with respect to the Authority under the captions "INTRODUCTION-Philadelphia Authority for Industrial Development," "THE AUTHORITY", and "ABSENCE OF LITIGATION-The Authority" are true, correct and complete in all material respects, and with respect to such statements and information, the Official Statement does not contain any untrue statement of a material fact and does not omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Authority consents to the use of such statements and information in the Official Statement.

                  (h) At the Closing Date, the information describing the Authority contained in the Official Statement under the captions "INTRODUCTION-Philadelphia Authority for Industrial Development", "THE AUTHORITY", and "ABSENCE OF LITIGATION-The Authority" shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (i) No litigation is pending or, to the best knowledge of the Authority, threatened in any court in any way affecting the existence of the Authority or the title of any member of the Authority or employee of the Authority to the office held by such member or employee, or seeking to restrain or enjoin the issuance, sale or delivery of the Bonds or the collection of revenues of the Authority pledged or to be pledged to pay the principal of and interest on the Bonds, or the pledge thereof, or in any way contesting or affecting the validity or enforceability of the Bonds, the Resolution, the Indentures, this Purchase Agreement, the Installment Sale Agreements, or contesting the completeness or accuracy of the Official Statement or contesting the powers of the Authority or its authority with respect to the Bonds, the Resolution, the Indentures, this Purchase Agreement or the Installment Sale Agreements.

                  (j) The Authority will apply the proceeds of the Bonds in accordance with the Resolution and the Indentures and as described in the Official Statement.

                  (k) If between the date of this Purchase Agreement and the date ninety (90) days after the end of the "underwriting period" (as defined in the Rule), an event occurs affecting the Authority which, in the opinion of the Underwriter, could cause the Official Statement to contain an untrue statement of a material fact or to omit to state a material fact which should be included therein for the purposes for which the Official Statement was to be used or which is necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Authority will amend or supplement the Official Statement in a form and in a manner reasonably acceptable to the Underwriter and shall provide the Underwriter with such amendment or supplement in such numbers as the Underwriter shall reasonably request. For the purposes hereof, the "underwriting period" shall end on the Closing Date unless the Underwriter otherwise notifies the Authority in writing.

                  (l) The Authority will furnish such information, execute such instruments and take such other action in cooperation with the Underwriter as the Underwriter may reasonably request to qualify the Bonds for offer and sale under the Blue Sky or other securities laws and regulations of such states and other jurisdictions of the United States of America as the Underwriter may designate; provided, however, the Authority shall not be required to register as a dealer or broker in any such state or jurisdiction nor shall it be required to qualify to do business in or consent to the jurisdiction of such state or jurisdiction.

         Any certificate relating to the issuance and delivery of the Bonds signed by an authorized member or officer of the Authority and delivered to the Underwriter at or prior to the Closing Date shall be deemed a representation and warranty by the Authority in connection with this Purchase Agreement to the Underwriter as to the statements made therein.

         The Authority agrees that all representations, warranties and covenants made by it herein, and in certificates, agreements or other instruments delivered pursuant hereto or in connection herewith, shall be deemed to have been relied upon by the Underwriter, and that all representations, warranties and covenants made by the Authority herein and therein and all the Underwriters' rights hereunder and thereunder shall survive the delivery of the Bonds.

         5. Representations, Warranties and Covenants by SLT. SLT represents, warrants and agrees as follows:

                  (a) SLT is duly organized, validly existing and in good standing as a Delaware limited partnership qualified to do business in the Commonwealth and has all necessary power and authority to own and cause the operation of the Project Facilities and to conduct all its other business and affairs, as presently conducted in the State of Delaware, in the Commonwealth and elsewhere.

                  (b) The statements and information contained in the Official Statement with respect to SLT, its affiliates and the Project Facilities, including the statements contained in the Official Statement under the captions "INTRODUCTION," "ESTIMATED SOURCES AND USES OF FUNDS," "SLT REALTY LIMITED PARTNERSHIP," "PROJECT FACILITIES OPERATING DATA", "THE PROJECT FACILITIES," "CERTAIN BONDHOLDERS' RISKS" AND "ABSENCE OF LITIGATION-SLT" and in Appendix A to the Official Statement are true, correct and complete in all material respects, and with respect to such statements and information, the Official Statement does not contain any untrue statement of a material fact and does not omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. SLT consents to the use of such statements and information in the Official Statement.

                  (c) At the Closing Date, the information describing SLT, its affiliates and the Project Facilities contained in the Official Statement, including statements contained in the Official Statement under the captions "INTRODUCTION," "ESTIMATED SOURCES AND USES OF FUNDS," "SLT REALTY LIMITED PARTNERSHIP," "THE PROJECT FACILITIES," "PROJECT FACILITIES OPERATING DATA", "CERTAIN BONDHOLDERS' RISKS" AND "ABSENCE OF LITIGATION-SLT" and in Appendix A to the Official Statement shall not contain any untrue statement of a material fact and or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The execution and delivery of this Purchase Agreement, the Installment Sale Agreements, the Guaranties, the Continuing Disclosure Agreement for each Series of Bonds, dated as of February 1, 1997, by and between SLT and First Union National Bank, as Dissemination Agent (collectively, the "Disclosure Agreements") and all other documents to be executed and delivered by SLT in connection with the Bonds (collectively, the "SLT Documents"), the consummation of the transactions contemplated in the SLT Documents and the compliance by SLT with the provisions thereof will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, the certificate of limited partnership or limited partnership agreement of SLT, any indenture, mortgage or other agreement or instrument to which SLT is a party or by which it is bound or any existing law, administrative regulation or rule, judgment, court order or consent decree to which it is subject.

                  (e) SLT has full right, power and authority to enter into, execute and deliver the SLT Documents and to perform its obligations thereunder.

                  (f) SLT has obtained, or will obtain prior to the issuance of the Bonds, all consents, approvals, authorizations and orders of governmental or regulatory authorities that are required to be obtained by SLT (i) as a condition precedent to the execution by SLT of the SLT Documents, or (ii) as of the date of issuance of the Bonds to effectuate the transactions described in the Official Statement, or
         (iii) to own and cause the operation of the Project Facilities.

                  (g) SLT is not in default in the payment of the principal of or interest on any of its indebtedness for borrowed money and is not in default in any material respect under any agreement under and subject to which any indebtedness for borrowed money has been incurred, and no event has occurred and is continuing under the provisions of any such agreement that constitutes or, with the lapse of time or the giving of notice or both, would constitute such a default thereunder.

                  (h) There is no litigation at law or in equity or any proceeding before any court or governmental agency involving SLT pending or, to the best knowledge of SLT, threatened in which any liability of SLT is not adequately covered by insurance or in which any unfavorable judgment or order would have a material adverse effect upon the business or assets of SLT or would adversely affect SLT's existence or authority to do business, the validity, execution or delivery of the SLT Documents, or the performance of SLT's obligations thereunder.

                  (i) SLT has not taken or omitted to take, and shall not take or omit to take, any action which action or omission will cause SLT to breach, violate or default under any provision of the SLT Documents.

                  (j) Subsequent to the date of any financial statements included in the Official Statement or incorporated by reference therein, SLT has not incurred any material liabilities, direct or contingent, which are not disclosed in the Official Statement, nor has there been any material adverse change in the financial position, results of operations or conditions, financial or otherwise, of SLT, whether or not arising from transactions in the ordinary course of business.

                  (k) SLT will furnish such information, execute such instruments and take such other action in cooperation with the Underwriter as the Underwriter may reasonably request (i) to qualify the Bonds for offer and sale under the Blue Sky or other securities laws and regulations of such states and other jurisdictions of the United States of America as the Underwriter may designate, provided, however, that SLT shall not be required to register as a dealer or broker in any such state or jurisdiction or be required to file a general consent to service of process or become subject to service of process in any jurisdiction in which SLT is not subject to service of process, (ii) to determine the eligibility of the Bonds for investment under the laws of such states and other jurisdictions, and (iii) to continue such qualifications in effect so long as may be required for the distribution of the Bonds.

                  (l) From the date hereof until the date ninety (90) days after the end of the "underwriting period" (as defined in the Rule), SLT will notify the Authority and the Underwriter upon the occurrence of any material event affecting SLT, its operations, assets or facilities, the SLT Documents or the Project Facilities.

                  (m) (i) SLT shall indemnify and hold harmless the Authority, its governing body, agents, attorneys, officers and employees, past, present and future (together, the "Authority Indemnified Parties"), to the full extent permitted by law against any and all losses, claims, damages, liabilities or expenses asserted against any Authority Indemnified Party arising in connection with the issuance sale and delivery of the Bonds, including any and all losses, claims, damages and liabilities or expenses asserted against any Authority Indemnified Party caused by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Official Statement, the Official Statement and any amendments or supplements thereto, or the omission or alleged omission therein of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Underwriter shall indemnify and hold harmless the Authority Indemnified Parties to the same extent as the foregoing indemnity from SLT to the Authority, but only with reference to written information relating to the Underwriter furnished by it in writing specifically for use in the preparation of the Official Statement. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Authority and SLT acknowledge that the statements set forth under the heading "UNDERWRITING" in the Official Statement constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the Official Statement.

                  (ii) SLT hereby indemnifies and holds harmless (with respect to the portions of the Preliminary Official Statement and Official Statement set forth hereafter) the Underwriter and each person, if any, who controls the Underwriter within the meaning of the Securities Act of 1933 as amended (together, the "Underwriter Indemnified Parties") against any losses, claims, damages or liabilities, joint or several, to which the Underwriter or such controlling persons may become subject under such act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or misleading statement or allegedly misleading statement of a material fact contained in the Preliminary Official Statement or Official Statement or caused by any omission or alleged omission from the Preliminary Official Statement or Official Statement of any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading to the extent such losses, claims, damages, liabilities or expenses are caused by any such untrue or misleading statement or omission or allegedly untrue or misleading statement or omission in the information contained in the Preliminary Official Statement or the Official Statement under the captions "SLT REALTY LIMITED PARTNERSHIP", "ESTIMATED SOURCES AND USES OF FUNDS", "PROJECT FACILITIES OPERATING DATA", "THE PROJECT FACILITIES", "CERTAIN BONDHOLDERS' RISKS", and "ABSENCE OF LITIGATION-SLT", and Appendix A. In case any action shall be brought against the Underwriter or any controlling person of the Underwriter in respect to which indemnify may be sought under this subparagraph, the Underwriter shall promptly notify SLT in writing and SLT shall promptly assume the defense thereof, including the employment of counsel and the payment of all expenses. Any one or more of the Underwriter or controlling persons of the Underwriter shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such party unless employment of such counsel has been specifically authorized by SLT or unless the named parties to such action (including any impleaded parties) include both SLT and the Underwriter and the Underwriter shall have been advised by counsel that a conflict of interest may arise and for this reason it is not desirable for the same counsel to represent SLT and the Underwriter. SLT shall not be liable for any settlement of any such action effected by the Underwriter or the controlling persons of the Underwriter, without the consent of SLT. If an action is settled with the consent of the Underwriter and SLT or if there shall be a final judgment for the plaintiff in any such action against SLT or the Underwriter, with or without the consent of SLT, SLT agrees to indemnify and hold harmless the Underwriter to the extent provided in this Purchase Agreement.

                  (iii) The Underwriter shall indemnify and hold harmless (with respect to the portion of the Preliminary Official Statement or Official Statement as set forth hereafter) SLT and each person, if any, who controls SLT within the meaning of the Securities Act of 1933 as amended (together, the "SLT Indemnified Parties'), against any losses, claims, damages or liabilities, joint or several, to which SLT or such controlling persons may become subject under such act or otherwise insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or misleading statement or allegedly misleading statement of a material fact contained in the Preliminary Official Statement or Official Statement or caused by any omission or alleged omission from the Preliminary Official Statement or Official Statement of any material fact necessary in order to make the statement made therein, in light of the circumstances under which they were made, not misleading to the extent such losses, claims, damages, liabilities or expenses are caused by any such untrue or misleading statement or omission or allegedly untrue or misleading statement or omission in the information contained in the Preliminary Official Statement or the Official Statement under the caption "UNDERWRITING". In case any action shall be brought against SLT or any controlling person of SLT in respect to which indemnity may be sought under this subparagraph, SLT shall promptly notify the Underwriter in writing and the Underwriter shall promptly assume the defense thereof, including the employment of counsel and the payment of all expenses. Any one or more of SLT or controlling persons of SLT shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such party unless employment of such counsel has been specifically authorized by the Underwriter or unless the named parties to such action (including any impleaded parties) include both the Underwriter and SLT and SLT shall have been advised by counsel that a conflict of interest may arise and for this reason it is not desirable for the same counsel to represent the Underwriter and SLT. The Underwriter shall not be liable for any settlement of any such action effected by SLT or the controlling persons of SLT, without the consent of the Underwriter. If any action is settled with the consent of SLT and the Underwriter, or if there shall be a final judgment for the plaintiff in any such action against the Underwriter or SLT, with or without the consent of the Underwriter, the Underwriter agrees to indemnify and hold harmless SLT to the extent provided in this Purchase Agreement.

                  (iv) If any of the Authority Indemnified Parties, Underwriter Indemnified Parties or SLT Indemnified Parties (each an "Indemnified Party") is advised in an opinion of counsel that there may be conflicting interests between the party obligated hereunder to provide indemnity (here an "Indemnifying Party") and the Indemnified Party or legal defenses available to the Indemnified Party which are different from or in addition to those available to the Indemnifying Party or if the Indemnifying Party shall, after this notice and within a period of time necessary to preserve any and all defenses to any claim asserted, fail to assume the defense or to employ counsel for that purpose reasonably satisfactory to the Indemnified Party, the Indemnified Party shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle the claim or other matter on behalf of, for the account of, and at the risk of, the Indemnifying Party.

                  (n) Obligations of SLT Nonrecourse. Anything in this Purchase Agreement to the contrary notwithstanding, other than the provisions of
         Section 5(m)(i) or (ii) hereof (for which recourse may be had against the general assets of SLT but not assets of Starwood which do not consist of partnership interests in SLT) irrespective of any breach, incompleteness or inaccuracy of any statement, certification, representation, warranty, covenant, agreement or understanding of any nature whatsoever made by SLT, no recourse shall be had for the payment of any claim based on or in respect of this Purchase Agreement against SLT or any partner of SLT, either directly or through any successor or assign of SLT or any partner of SLT, or under any rule of law, statute or constitution, or by the enforcement of any assessment or penalty, or otherwise, it being expressly understood that, except as provided above, all obligations of SLT under this Purchase Agreement are solely nonrecourse obligations of SLT limited solely to SLT's interest in the Project Facilities and that all such liability of SLT is and is to be, by the acceptance of this Purchase Agreement by the Authority and the Underwriter, expressly waived and released as a condition of, and as consideration for, the execution and delivery of this Purchase Agreement; provided, however, that nothing contained herein shall constitute a waiver of the obligations of SLT to indemnify the Authority and the Underwriter hereunder or shall be taken to prevent the enforcement, by way of specific performance of all liabilities, obligations and undertakings of SLT contained in this Purchase Agreement; provided further, however, that in no event shall any deficiency judgment or other type of personal monetary judgment be sought or secured against assets of SLT other than the Project Facilities (other than with respect to the provisions of Section 5(m)(i) or (ii) hereof).

                  (o) SLT shall not take any action or omit to take any action, which action or omission would adversely affect the exclusion of interest on any Bond from gross income for federal income tax purposes.

         Any certificate relating to the issuance and delivery of the Bonds signed by an authorized member or officer of SLT and delivered to the Underwriter at or prior to the Closing Date shall be deemed a representation and warranty by SLT in connection with this Purchase Agreement to the Underwriters as to the statements made therein.

         SLT agrees that all representations, warranties and covenants made by SLT herein, and in certificates, agreements or other instruments delivered pursuant hereto or in connection herewith, shall be deemed to have been relied upon by the Underwriter and the Authority and that all representations, warranties and covenants made by SLT herein and therein and all the Underwriter's and Authority's rights hereunder and thereunder shall survive the delivery of the Bonds.

         6. Termination. The Underwriter may terminate its obligations hereunder by written notice to the Authority and SLT if, at any time subsequent to the date hereof and on or prior to the Closing Date:

                  (a) in the Congress of the United States legislation shall be introduced or enacted or approved by the President, or a decision by a court of the United States shall be rendered, or a ruling, regulation, proposed regulation or statement by or on behalf of the Treasury Department of the Internal Revenue Service of the United States, with respect to federal taxation upon revenues or other income of the general character to be derived by the Authority or upon interest received on the Bonds or on obligations of the general character of the Bonds which, in the opinion of the Underwriter, materially and adversely affects the marketability of the Bonds; or

                  (b) legislation shall be enacted or any action shall be taken by the Securities and Exchange Commission which, in the opinion of counsel to the Underwriter, has the effect of requiring the offer or sale of the Bonds to be registered under the Securities Act of 1933, as amended or the Indenture to be qualified as an indenture under the Trust Indenture Act of 1939, as, amended, or any event shall have occurred or shall exist which, in the reasonable judgment of the Underwriter, makes untrue or incorrect in any material respect any statement or information contained in the Official Statement or is not reflected in the Official Statement but should be reflected therein in order to make the statements or information contained therein, in light of the circumstances under which such statements were made, not misleading in any material respect; or

                  (c) (i) in the Underwriter's reasonable judgment, the market price of the Bonds is adversely affected because: (a) additional material restrictions not in force as of the effective date hereof shall have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange; (b) the New York Stock Exchange or other national securities exchange, or any governmental authority, shall impose, as to the Bonds or similar obligations, any material restrictions not now in force, or increase materially those now in force, with respect to the extension of credit by, or the charge to the net capital requirements of, underwriters; (c) a general banking moratorium shall have been established by federal, New York or Commonwealth authorities; or (d) a war involving the United States of America shall have been declared, or any other national or international calamity shall have occurred (economic or otherwise), or any conflict involving the armed forces of the United States of America shall have escalated to such a magnitude as to materially affect the Underwriter's ability to market the Bonds; (ii) there shall have occurred any material change, or any other event which in the Underwriter's opinion materially adversely affects the marketability of the Bonds, or any material development involving a prospective change in, or affecting particularly the affairs of SLT, the hotel and hospitality industry, or the economy of the Commonwealth generally or the City of Philadelphia, which, in the Underwriter's reasonable judgment, materially impairs the investment quality of the Bonds or the ability of the Underwriter to market the Bonds; or (iii) any litigation shall be instituted, pending or threatened to restrain or enjoin the issuance, sale or delivery of the Bonds or in any way contesting or affecting any authority for or the validity of the Bonds, any of the proceedings of the Authority taken with respect to the issuance or sale thereof, the pledge or application of any revenues provided for the payment of the Bonds or the existence or powers of the Authority; or

                  (d) there shall have occurred any change which, in the reasonable judgment of the Underwriter, makes unreasonable or unreliable any of the assumptions upon which payment of debt service on the Bonds is predicated.

         7. Conditions to Obligations of Underwriter. The obligations of the Underwriter to purchase and pay for the Bonds on the Closing Date are subject to the accuracy of the representations and warranties of the Authority and SLT herein as of the date hereof and as of the Closing Date, to the accuracy of statements to be made on behalf of the Authority and SLT hereunder, to the performance by the Authority and SLT of their obligations hereunder, and to the following additional conditions precedent;

                  (a) Copies of Documents. At or prior to the Closing Date, the Underwriter shall have received:

                           (i) one certified copy of the Resolution; and

                           (ii) one executed copy of each of the Indentures, the
                  Installment Sale Agreements, the Guaranties and the Continuing Disclosure Agreements.

                  (b) Effectiveness of Documents. The Resolution, the Indentures, the Installment Sale Agreements, the Guaranties, this Purchase Agreement and the Disclosure Agreements and all official action of the Authority and all partnership action of SLT relating thereto, shall be in full force and effect and shall not have been amended, modified or supplemented, except as may have been agreed to in writing by the Underwriter, and the Official Statement shall have been executed and shall not have been amended or supplemented except as may have been agreed to in writing by the Underwriter.

                  (c) Approving Opinion of Bond Counsel. The Authority shall have received the approving opinions of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania ("Bond Counsel") dated the Closing Date and substantially in the form attached to the Official Statement as Appendix C thereto; the Underwriter shall have received a letter of Bond Counsel, dated the Closing Date, and addressed to the Underwriter to the effect that the approving opinion may be relied upon by the Underwriter to the same extent as if such opinion were addressed to it.

                  (d) Opinion of Counsel to the Authority. The Underwriter shall have received an opinion of Philip Brandt, Esquire, Counsel to the Authority, dated the Closing Date and addressed to the Underwriter and the Authority, to the effect that (i) no litigation before any court of the United States of America sitting in the Commonwealth or of the Commonwealth is pending or, to his knowledge, threatened in any way affecting the existence of the Authority or the titles of its members to their respective offices, or seeking to restrain or to enjoin the issuance, sale or delivery of the Bonds, the application of the proceeds thereof in accordance with the Indentures, or the collection or application of revenues of the Authority pledged or to be pledged to pay the principal of and interest on the Bonds, or the pledge thereof or of the proceeds of the Bonds, or in any way contesting or affecting the validity or enforceability of the Bonds, the Indentures, the Resolution, the Installment Sale Agreements, this Purchase Agreement, or any action of the Authority contemplated by any of said documents, or in any way contesting the completeness or accuracy of the Official Statement or the powers of the Authority or its authority with respect to the Bonds, the Indentures, the Resolution, the Installment Sale Agreements, this Purchase Agreement or any action on the part of the Authority contemplated by any of said documents or the Official Statement; (ii) the Authority is a duly organized and existing public body corporate and politic of the

         Commonwealth, acting pursuant to the Act, with full legal right, power and authority to perform all of its obligations under this Purchase Agreement, the Bonds, the Resolution, the Indentures and the Installment Sale Agreements, and the Authority has duly adopted the Resolution, which Resolution is now in full force and effect, and has duly authorized, executed and delivered this Purchase Agreement, and duly authorized, executed and delivered, or causes to be delivered the Indentures, the Bonds, the Installment Sale Agreements, and the Official Statement, and (assuming due authorization, execution and delivery by the other parties thereto, where necessary) the Indentures, the Installment Sale Agreements, this Purchase Agreement and the Bonds constitute legal, valid and binding agreements of the Authority; (iii) the adoption of the Resolution, and the execution and delivery of the Indentures, the Bonds, the Installment Sale Agreements, this Purchase Agreement and the other instruments contemplated by any of such documents to which the Authority is a party, and compliance with the provisions of each thereof, will not conflict with or constitute a breach of or default under any applicable law or administrative rule or regulation of the Commonwealth, the United States of America, or of any department, division, agency or instrumentality of either thereof, or any applicable court or administrative decree or order or any loan agreement, note, ordinance, resolution, indenture, contract, agreement or other instrument to which the Authority is a party or is otherwise subject or bound; (iv) notice of the issuance of the Bonds has been given to the Department of Community and Economic Development of the Commonwealth; (v) the approval of the Mayor of the City of Philadelphia, which approval is a condition precedent to the Authority's issuance of the Bonds, has been obtained; and (vi) the statements contained in the Official Statement under the captions "INTRODUCTION-Philadelphia Authority for Industrial Development, "THE AUTHORITY," and "ABSENCE OF LITIGATION-Authority"; insofar as such statements purport to describe the Authority are true and correct in all material respects.

                  (e) Supplemental Opinion of Bond Counsel. The Underwriter shall have received a supplemental opinion of Bond Counsel, dated the Closing Date and addressed to the Underwriter, to the effect that (i) this Purchase Agreement has been duly authorized, executed and delivered by the Authority and is a valid and binding obligation of the Authority enforceable against it in accordance with its terms (except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws or equitable principles relating to or limiting creditors' rights generally); (ii) the Bonds are exempt from registration under the Securities Act of 1933, as amended, and the Indentures do not have to be qualified under the Trust Indenture Act of 1939, as amended; and (iii) the statements contained in the Official Statement under the captions "INTRODUCTION," "THE BONDS", "SECURITY AND SOURCES OF PAYMENT FOR THE BONDS" and in Appendix B insofar as such statements describe the Bonds, the Indentures, the Installment Sale Agreements and the Guaranties, and under the caption "TAX EXEMPTION", present a fair and accurate summary of the provisions of such documents and as to the legal matters set forth or described therein.

                  (f) Certificate of the Trustee. The Underwriter shall have received a certificate, dated the Closing Date and signed by an authorized officer of the Trustee to the effect that:

                           (i) the Trustee is a national banking association
                  duly organized, validly existing and in good standing under the laws of the United States, is duly qualified to do business and to exercise trust powers in all jurisdictions where the nature of its operations as contemplated by the Indentures legally requires such qualification and has the corporate power to take all action required or permitted of it under the Indentures;

                           (ii) the execution, delivery and/or performance by
                  the Trustee of its duties and obligations under the Indentures, and the performance by the Trustee of its duties and obligations under the Indentures have been duly authorized by all necessary corporate action on the part of the Trustee, and under present law do not and will not contravene the Articles of Association or ByLaws of the Trustee or conflict with or constitute a breach of or default under any law, administrative regulation, court decree or any agreement or instrument to which the Trustee is subject;

                           (iii) all approvals, consents and orders of any
                  governmental authority or agency having jurisdiction in the matter which would constitute a condition precedent to the performance by the Trustee of its duties and obligations under the Indentures have been obtained and are in full force and effect;

                           (iv) the Indentures have been duly entered into and
                  delivered by the Trustee and constitute the legal, valid and binding obligations of the Trustee, enforceable against the Trustee in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights or by general principles of equity;

                           (v) no litigation is pending or, to the best of such
                  officer's knowledge, threatened in any way contesting or affecting the existence or powers (including trust powers) of the Trustee or the Trustee's ability to fulfill its duties and obligations under the Indentures; and

                           (vi) the Bonds have been authenticated and the
                  Indentures have been executed and delivered by authorized officers of the Trustee.

                  (g) Certificate of the Authority. The Underwriter shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of the Authority to the effect that:

                           (i) there is no action, suit proceeding,
                  investigation at law or in equity before or by any court, public board or body pending or, to the knowledge of the Authority, threatened, wherein an unfavorable decision, ruling or finding would: (a) affect the existence of the Authority or the titles of its members to their respective offices, (b) restrain or enjoin the issuance, sale and delivery of the Bonds, or the revenues of the Authority pledged or to be pledged to pay the principal of, redemption premium, if any, and interest on the Bonds or the pledge thereof, (c) contest or affect the validity or enforceability of the Bonds, the Resolution, the Indentures, the Installment Sale Agreements or this Purchase Agreement, (d) contest the completeness or accuracy of the

                  Official Statement or (e) contest the powers of the Authority or its authority with respect to the Bonds, the Resolution, the Indentures, the Installment Sale Agreements, or this Purchase Agreement;

                           (ii) the Authority has complied or will comply with
                  all agreements, covenants and arrangements and has satisfied or will satisfy all conditions on its part to be complied with, performed or satisfied at or prior to the Closing Date;

                           (iii) the representations and warranties of the
                  Authority contained herein and in the Indentures are true, complete and correct in all material respects as of the Closing Date;

                           (iv) the Preliminary Official Statement as to the
                  Authority was deemed final as of its date by the Authority within the meaning of the Rule.

                  (h) Defeasance Opinion of Bond Counsel. The Underwriter shall have received an opinion of Bond Counsel addressed to the Underwriter and the Authority to the effect that the Prior Bonds are deemed to have been paid within the meaning and with the effect expressed in the Original Indentures and that the liens of the Indentures have been discharged with respect to the Prior Bonds.

                  (i) Opinions of SLT's Counsel. The Underwriter, Bond Counsel and the Authority shall have received the opinions of Kutak Rock, Phoenix, Arizona, counsel to SLT, and other counsel to SLT, in form and substance satisfactory to the Underwriter, as to the matters set forth in Exhibit A attached hereto and incorporated herein by reference.

                  (j) Certificate of SLT. A certificate signed by an authorized officer of Starwood, as General Partner of SLT, to the effect that (i) the representations and warranties of SLT set forth herein and in the Installment Sale Agreements are true and correct as of the Closing Date; (ii) SLT has performed all of its obligations hereunder and satisfied all conditions on its part to be satisfied hereunder on or prior to the Closing Date, and (iii) the statements and information contained in the Official Statement (including statistical and financial information therein) under the headings "INTRODUCTION," "ESTIMATED SOURCES AND USES OF FUNDS," "SLT REALTY LIMITED PARTNERSHIP," "THE PROJECT FACILITIES," "PROJECT FACILITIES OPERATING DATA," "CERTAIN BONDHOLDERS' RISKS," "ABSENCE OF LITIGATION-SLT" and in Appendix A to the Official Statement, to the extent that such statements and information relate to SLT, its affiliates, operations, assets and facilities, the Project Facilities, SLT's participation in the transactions contemplated by and described in the Official Statement and the plan of financing, are true, correct and complete in all material respects; and, with respect to such statements and information, the Official Statement does not contain any untrue statement of a material fact and does not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and (iv) SLT has deemed the Preliminary Official Statement "final" as of its date within the meaning of the Rule.

                  (k) Opinion of General Partner's Counsel. The Underwriter, Bond Counsel and the Authority shall have received the opinion of Starwood's Counsel, Sidley & Austin, Los Angeles, California, as to the matters set forth in Exhibit B attached hereto and incorporated herein by reference.

                  (1) Certificate of General Partner. A certificate signed by an authorized officer of Starwood as to the matters set forth in Exhibit C attached hereto and incorporated herein by reference.

                  (m) Non-Arbitrage Certificate. A certificate executed by authorized officers of the Authority and on behalf of SLT by an authorized officer of Starwood, as General Partner of SLT, in form and substance satisfactory to Bond Counsel, as to the facts, circumstances and reasonable expectations of the Authority and SLT with respect to the Bonds and the application of the proceeds thereof and such other matters as are necessary to establish the excludability of interest on the Bonds from gross income for federal income tax purposes;

                  (n) Form 8038. A completed and executed Form 8038 and evidence of filing thereof with the Internal Revenue Service;

                  (o) Title Insurance. Policies of title insurance issued by Commonwealth Land Title Insurance Company insuring the title of the Authority and SLT in the Project Facilities and the priority of the mortgage liens created by the Indentures written in the aggregate principal amount of the Bonds, in form and substance satisfactory to the Underwriter.

                  (p) UCC-1s. Uniform Commercial Code Financing Statements on Form UCC-1 executed by the Authority and SLT with respect to the security interests granted by the Authority and SLT, in form and substance satisfactory to the Underwriter.

                  (q) Audited Financial Statements of SLT for the year ended December 31, 1995.

                  (r) Evidence of payment of the redemption price of the Prior Bonds, including accrued interest thereon.

                  (s) Other Opinions, etc. Such additional legal opinions, certificates, proceedings, instruments and other documents as the Underwriter or Bond Counsel may reasonably request.

         All the opinion letters, certificates, instruments and other documents mentioned above or elsewhere in this Purchase Agreement shall be deemed to be in compliance with the provisions hereof if, but only if, they are in form and substance reasonably satisfactory to the Underwriter. The Underwriter shall have the right to waive any condition set forth in this Section 7.

         8. Expenses. If the Closing occurs hereunder, the Underwriter shall be under no obligation to pay, and SLT shall pay from moneys furnished by SLT, any expense incident to the performance of SLT's or the Authority's obligations hereunder, including, but not limited to, the fees and expenses of the Authority, printing costs (including the printing and delivery of the preliminary and final Official Statements), costs of filing and recording fees, title insurance premiums, initial fees and charges of the Trustee, legal fees and charges of SLT and the Authority (including fees and disbursements of Bond Counsel and Counsel to the Authority), fees and charges for execution of the Bonds, transportation, printing and safekeeping of Bonds, the fees and expenses of Underwriter's counsel, and any other similar costs, charges and fees in connection with the foregoing, all as set forth as Closing Costs on a Closing Statement to be approved in writing by SLT. The Authority shall have no liability hereunder for any such expenses.

         9. Limited Liability of Autbority. SLT's and the Underwriter's remedies against the Authority hereunder shall be limited to specific performance or other appropriate remedy to enforce the Authority's obligations hereunder and, notwithstanding any provision to the contrary herein set forth, no provision of this Purchase Agreement shall be construed so as to give rise to a pecuniary liability of the Authority or its members, officers or employees or to give rise to a charge upon the general credit of the Authority or such members, officers or employees; and any pecuniary liability hereunder of the Authority shall be limited to its interests in the Project Facilities and the lien of any judgment shall be restricted thereto. The Authority shall not be required to do any act whatsoever to mitigate the damages to the other parties if any breach or default shall occur hereunder.

         10. Notices. Any notice or other communication to be given to SLT or the Authority under this Purchase Agreement may be given by delivering the same in writing to SLT or the Authority at its address set forth above, and any notice or other communication to be given to the Underwriter under this Purchase Agreement may be given by delivering the same in writing to Goldman, Sachs & Co., 85 Broad Street, 24th Floor, New York, NY 10004, attention: Kenneth
C. Rogozinski. The approval of other action or exercise of judgment by the Underwriter shall be evidenced by a writing signed on behalf of the Underwriter by Goldman, Sachs & Co. and delivered to the Authority.

         11. Successors. This Purchase Agreement is made solely for the benefit of the Authority, the Underwriter and SLT (including their successors or assigns) and no other person shall acquire or have any right hereunder or by virtue hereof. All the representations, warranties, covenants, and agreements contained herein shall remain operative and in full force and effect and shall survive delivery of any payment for the Bonds hereunder, regardless of any investigation made by the Underwriter or on its behalf.

         12. Governing Law. This Purchase Agreement shall be governed by the laws of the Commonwealth.

         13. Counterparts. The Purchase Agreement may be executed and delivered in any number of counterparts, and such counterparts taken together shall constitute one and the same instrument.

         14. Effectiveness. This Purchase Agreement shall become effective by and among the Underwriter, SLT and the Authority upon the execution of the acceptance hereof by SLT and the Authority.

                                Very truly yours,

                                GOLDMAN, SACHS & CO.

                                By: /s/ Goldman, Sachs & Co.
                                    --------------------------------------------


Accepted this 14th day of February, 1997

SLT REALTY LIMITED PARTNERSHIP

By: STARWOOD LODGING TRUST,
    as General Partner*

By: /s/ Ronald C. Brown
    -------------------------------
Name: RONALD C. BROWN
Title: Senior Vice President and Chief Financial Officer


Accepted this 14th day of February, 1997

PHILADELPHIA AUTHORITY FOR INDUSTRIAL DEVELOPMENT

By:
    ------------------------------
Name:
    ------------------------------
Its:
    ------------------------------



* The name "Starwood Lodging Trust" is a designation of Starwood Lodging Trust, a Maryland real estate investment trust ("Starwood") and its trustee (as trustee but not personally) under the Declaration of Trust of Starwood Lodging Trust dated August 25, 1969, as amended and restated as of June 6, 1988, as further amended as of February 1, 1995, and as the same may be further amended, modified, supplemented, reinstated or superseded from time to time. All persons dealing with Starwood shall look solely to Starwood's assets for the enforcement of any claims against Starwood and the trustee, officers, agents and security holders of Starwood assume no personal liability for obligations entered into on behalf of Starwood, and their respective individual assets shall not be subject to the claims of any person relating to such obligation.

                                   Schedule I





         Bonds                     Maturity           Interest Rate          Yield
         -----                     --------           -------------          -----


$27,820,000 Commercial          October 1, 2027           6.50%             6.70%
Development Revenue
Refunding Bonds.
(Doubletree Guest Suites
Project), Series 1997A


$11,650,000 Commercial          October 1, 2027           6.50%             6.70%
Development Revenue
Refunding Bonds (Days
Inn Project) Series 1997B

                            Initial Term Rate Period
                             February 1, 1997 to but
                          not including October 1, 2013

                                    EXHIBIT A

                      MATTERS TO BE COVERED IN THE OPINION
                                OF SLT'S COUNSEL

         1. SLT duly organized, validly existing and in good standing as a Delaware limited partnership and is qualified to transact business in the Commonwealth, with full power to own its properties and conduct its business as described in the Preliminary Official Statement and the Official Statement.

         2. SLT has duly executed and delivered the Bond Purchase Agreement and has duly authorized the distribution of the Preliminary Official Statement and has duly approved the Official Statement.

         3. SLT has full power and authority to enter into the SLT Documents, and each of the SLT Documents has been duly authorized, executed and delivered by SLT and is valid and binding agreement of SLT, enforceable in accordance with its terms.

         4. Except as may be set forth in the Preliminary Official Statement and in the Official Statement, to such counsel's knowledge after due inquiry, and except with respect to claims, if any, which are covered by SLT's insurance carriers, there is no action, suit, proceeding or investigation at law or in equity before or by any court, public board or body pending or threatened against or affecting SLT, or to which SLT is a party or of which property of SLT is subject, wherein an unfavorable decision, ruling or finding would materially and adversely affect SLT, or which would materially and adversely affect the transactions contemplated by the SLT Documents and described in the Preliminary Official Statement and in the Official Statement, or which would adversely affect the validity of the Bonds or the SLT Documents or which would materially and adversely affect the financial condition or operations of SLT. With respect to negligence claims, if any, such counsel is not aware of any claim which may reasonably be expected to result in any judgment against SLT in excess of SLT's insurance coverage limitations.

         5. The approval by SLT of the Preliminary Official Statement and the Official Statement, and the execution and delivery by SLT of the Bond Purchase Agreement and the SLT Documents, and other agreements contemplated thereby, the terms and provisions thereof, the approval by SLT of the Indentures, compliance by SLT with the provisions of the SLT Documents, fulfillment by SLT of the terms thereof and consummation by SLT of the transactions contemplated thereby (under the circumstances contemplated thereby), do not and will not in any respect conflict with or constitute, on the part of SLT a breach or violation or default under its partnership agreement and do not in any material respect constitute on the part of SLT a breach or violation or default under any agreement, indenture, mortgage, deed of trust, lease or other instrument to which SLT is a party, or by which it is or may be bound, or any existing laws, regulations, administrative or court order or decree to which SLT is or may be subject.

         6. SLT has complied in all material respects with all applicable requirements of the Commonwealth and its respective agencies and instrumentalities to operate the Project Facilities substantially as they are being operated and is qualified under such requirements to conduct its business as it is presently being conducted.

         7. SLT has obtained all necessary licenses, approvals and permits which are required to enable SLT to own and operate the Project Facilities as described in the Official Statement, and all approvals, consents and orders of any governmental authority, board, agency or commission having jurisdiction which would constitute a condition precedent to the performance by SLT of its obligations under the SLT Documents.

         8. The statements contained in the Preliminary Official Statement and the Official Statement (except for financial and statistical data, as to which no statement need be made) are true and correct insofar as they relate to SLT, Starwood and its affiliates, and the Project Facilities, and do not omit to state any fact necessary to make the statements therein, insofar as they relate to SLT, Starwood and its affiliates, and the Project Facilities, in light of the circumstances under which they were made, not misleading. Without having undertaken to determine independently the accuracy or completeness of, or to verify the information contained in, the Preliminary Official Statement and the Official Statement (except for the inquiry necessary to make the statement in the preceding sentence), nothing has come to such counsel's attention which would lead it to believe that the Preliminary Official Statement and the Official Statement (except for the financial statements appearing in Appendix A, and other financial and statistical material included elsewhere in the Preliminary Official Statement and the Official Statement, as to which no opinion need be expressed) contains any untrue statement of a material fact or omits to state a material fact with respect thereto necessary to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         9. The Indentures create a valid security interest in the mortgaged property described therein and pledged to secure the obligations thereunder in which a security interest may be created under the Pennsylvania Uniform Commercial Code as enacted and construed on the date hereof, which security interest, upon the filing of financing statements on Form UCC-1, in the offices of the Secretary of the Commonwealth and the Office of the Prothonotary and the Recorder of Deeds for Philadelphia, Pennsylvania, will be perfected to the extent that perfection can be achieved by filing, subject to timely filing of appropriate continuation statements.

                                  EXHIBIT B TO
                             BOND PURCHASE AGREEMENT

            MATTERS TO BE COVERED IN THE OPINION OF STARWOOD COUNSEL

         1. Starwood is a real estate investment trust validly existing in good standing under the laws of the State of Maryland, with full legal right, power and authority to execute and deliver the SLT Documents on behalf of SLT.

         2. Starwood has, by all necessary corporate action, duly authorized the execution and delivery of the SLT Documents by Starwood, on behalf of SLT.

         3. No consent, approval, authorization or order of, or filing, registration or declaration with, any court or governmental body is required by or on behalf of Starwood for the execution and delivery of the SLT Documents by Starwood on behalf of SLT.

         4. The execution and delivery of the SLT Documents by Starwood, on behalf of SLT, do not violate Starwood's Declaration of Trust or by-laws, or any court order by which Starwood is bound and such actions do not constitute a default under any agreement, indenture, mortgage, lease, note or other obligation or instrument to which Starwood is a party or by which it or its properties is bound.

         5. There is no legal action, suit, proceeding, inquiry or investigation at law or in equity (before or by any court, agency, arbitrator, public board or body or other entity or person) pending or, to our knowledge, threatened against Starwood or any basis therefor: (a) in any way contesting the existence of the Starwood; (b) in any way contesting the authority of the officers of Starwood to act on behalf of SLT; or (c) wherein an unfavorable decision, ruling or finding would have a material adverse effect on the operations of Starwood or the transactions on the part of SLT contemplated by the SLT Documents.

                                  EXHIBIT C TO
                             BOND PURCHASE AGREEMENT

              MATTERS TO BE COVERED IN THE CERTIFICATE OF STARWOOD

         1. Starwood is a real estate investment trust validly existing in good standing under the laws of the State of Maryland, with full legal right, power and authority to execute and deliver the SLT Documents on behalf of SLT.

         2. Starwood has, by all necessary corporate action, duly authorized the execution and delivery of the SLT Documents by Starwood, on behalf of SLT.

         3. No consent, approval, authorization or order of, or filing, registration or declaration with, any court or governmental body is required by or on behalf of Starwood for the execution and delivery of the SLT Documents by Starwood on behalf of SLT.

         4. The execution and delivery of the SLT Documents by Starwood, on behalf of SLT, do not violate Starwood's Declaration of Trust or by-laws, or any court order by which Starwood is bound and such actions do not constitute a default under any agreement, indenture, mortgage, lease, note or other obligation or instrument to which Starwood is a party or by which it or its properties is bound.

         5. There is no legal action, suit, proceeding, inquiry or investigation at law or in equity (before or by any court, agency, arbitrator, public board or body or other entity or person) pending or, to our knowledge, threatened against Starwood or any basis therefor: (a) in any way contesting the existence of the Starwood; (b) in any way contesting the authority of the officers of Starwood to act on behalf of SLT; or (c) wherein an unfavorable decision, ruling or finding would have a material adverse effect on the operations of Starwood or the transactions on the part of SLT contemplated by the SLT Documents.

         6. Starwood has approved on behalf of SLT the distribution and use of the Preliminary Official Statement dated February 3, 1997 and the Official Statement dated February , 1997 (together, the "Offering Document") in connection with the offering and sale of the Bonds.

         7. After review of the Offering Document and such investigation as Starwood has deemed necessary, with respect to factual matters contained in the description of Starwood, SLT, any affiliates thereof (including, but not limited to SLC Operating Limited Partnership and Starwood Lodging Corporation) and the Project Facilities (as defined in the Offering Document) and their respective operations, there exists in the Offering Document no untrue statement of a material fact or omission to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.